                                                                 EXHIBIT (b)(2)

PROJECT JUSTICE

PRESENTATION TO BOARD OF DIRECTORS

[LOGO] WATKINS-JOHNSON

Confidential

OCTOBER 25, 1999


                                                                   CIBC [LOGO]
                                                                   World Markets

CONFIDENTIAL
================================================================================

Confidential Material for the Board of Directors

The following pages contain material provided to the Board of Directors of Warrior ("Warrior" or the "Company") by CIBC World Markets Corp. ("CIBC World Markets") in connection with the transaction involving Warrior and Falcon ("Falcon"). The accompanying material was compiled or prepared on a confidential basis solely for the use of the Board of Directors of the Company and not with a view toward public disclosure under state and federal securities laws or otherwise. The information contained in this material was obtained from the Company and public sources, and was relied upon by CIBC World Markets without independent verification as to the accuracy or completeness of such information. Any estimates and projections for the Company contained herein have been supplied by the management of the Company, and involve numerous and significant subjective determinations, which may not be correct. No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation or warranty, whether as to the past or the future. This material was not prepared for use by readers not as familiar with the business and affairs of the Company as the Board of Directors and, accordingly, neither the Company nor CIBC World Markets or their respective legal or financial advisors or accountants take any responsibility for the accompanying material when used by persons other than the Board of Directors of the Company.

CIBC World Markets is assisting Falcon in the financing of the transaction described in these materials. By arrangement with Warrior, a "Chinese Wall" has been established between the two CIBC World Markets' team.


                                                                   CIBC [LOGO]
                                                                   World Markets

                                              PROJECT JUSTICE | OCTOBER 25, 1999

TABLE OF CONTENTS
================================================================================

1     TRANSACTION OVERVIEW

2     WARRIOR OVERVIEW

3     VALUATION OVERVEW

4     APPENDICES

      A     Warrior Stand-Alone Financial Model

      B     Leveraged Recapitalization Merger Analysis

      C     Comparable Companies Analysis

      D     Precedent Transactions Analysis

      E     Discounted Cash Flow Analysis


CIBC [LOGO]
World Markets                                                                  1

                                              PROJECT JUSTICE | OCTOBER 25, 1999

1     TRANSACTION OVERVIEW


CIBC [LOGO]
World Markets

                                              PROJECT JUSTICE | OCTOBER 25, 1999

EXECUTIVE SUMMARY
================================================================================

Sale Process Overview

o Marketing materials ("Offering Memorandum") were prepared to describe the acquisition opportunity to potential buyers

o Potential strategic and financial buyers were selected based upon investment criteria and existing business operations

o Of the 99 parties contacted, 48 expressed interest and executed Confidentiality Agreements, entitling them to receive the Offering Memorandum

o Based upon the receipt of preliminary indications of interest from 13 parties, 11 parties were invited to continue in the sale process. These parties attended management presentations and conducted limited due diligence through access to a data room

o After meeting with management and having access to the data room, 3 buyers submitted final proposals focused solely on the Telecommunications Group ("TG"), 2 buyers submitted final proposals focused on Warrior as a whole, and 3 buyers submitted final proposals focused on Warrior post disposition of TG ("WPG")

o     Warrior decided to pursue the sale of TG before selling the entire Company

o On August 18, 1999, Warrior announced the sale of TG to Tracor, a subsidiary of Marconi, for estimated consideration of $57.9 million in cash

o Subsequent to the sale of TG, the remaining 5 buyers were requested to resubmit their final proposals

o Two buyers resubmitted final proposals and Warrior decided to enter into exclusive negotiations with Falcon

o During the course of confirmatory due diligence and negotiations, Warrior and Falcon agreed to a price of $41.125 per share


CIBC [LOGO]
World Markets                                                                  2

                                              PROJECT JUSTICE | OCTOBER 25, 1999

TRANSACTION OVERVIEW
================================================================================

Sale Process Overview

                                                       Bid Range
                                                       ---------
           Warrior                              Low     Mean     High

  POTENTIAL BUYERS CONTACTED                     --      --       --
              99

OFFERING MEMORANDUMS DELIVERED                   --      --       --
              48

    INITIAL INDICATIONS OF                       --      --       --
      INTEREST RECEIVED
              13

        FINAL BIDS FOR
           WARRIOR                            $41.50   $41.75   $42.00
          (9/27/99)
              2


CIBC [LOGO]
World Markets                                                                  3

                                              PROJECT JUSTICE | OCTOBER 25, 1999

TRANSACTION OVERVIEW
================================================================================

Key Terms

Transaction     Cash consideration of $41.125 per share for the purchase of all outstanding shares of Warrior (including options).

Transaction     Leveraged Recapitalization Merger
Structure

Founder         Dr. Dean A. Watkins will retain an approximately 9.4%
Participation   post-closing equity interest designed to satisfy
                recapitalization accounting requirements

Transaction     Price Per Share                             $41.125
Value                 Premium to Closing Price on 10/22/99      29%
                Fully Diluted Shares Outstanding            7,895.0
                                                   -----------------
                Warrior's Equity Value                   $324,681.9
                Plus: Net Debt                          (234,257.0)
                                                   -----------------
                Warrior's Enterprise Value                $90,424.9
                                                   =================

Treatment       Options will vest automatically and be exchanged for cash
of Options      payments equal to the spread between the offer price and the applicable exercise price and tax withholding

"No-Shop"       Warrior may not, directly or indirectly, solicit, initiate or
Provision       encourage the submission of any proposal relating to any
                acquisition of the assets or shares of Warrior subject to a fiduciary duty out


CIBC [LOGO]
World Markets                                                                  4

                                              PROJECT JUSTICE | OCTOBER 25, 1999

TRANSACTION OVERVIEW
================================================================================

Key Terms

Conditions  o     No material breach of representations and warranties
to Closing  o     Receipt of all regulatory approvals, including HSR
            o     Confirmation of the Telecom Sale Transaction
            o     Receipt of financing by Falcon (Falcon has provided a
                  commitment from CIBC)
            o     Recapitalization accounting for the Merger

Termination o     By mutual written consent
            o     By either Warrior or Falcon, upon material breach of
                  representations and warranties
            o     By either Warrior or Falcon, if any permanent injunction or action by any Governmental Entity preventing the consummation of the Merger becomes final and nonappealable
            o     By either Warrior or Falcon, if Closing has not occurred by
                  January 31, 2000
            o     By either Warrior or Falcon, if Warrior's shareholders fail to approve the transaction
            o     By Falcon, if Warrior's Board of Directors withdraws, modifies or changes its approval or recommendation of the transaction
            o     By Warrior, if Falcon notifies Warrior that it will not
                  provide funds as set forth in the equity commitment letter

Fees and    Warrior will be required to pay Falcon a termination fee of $13.25
Expenses    million plus all costs and expenses if the agreement is terminated:
            o     By Falcon, if Warrior's Board of Directors withdraws, modifies or changes its recommendation of the transaction
            o     By either Warrior or Falcon, if Warrior's shareholders fail to approve the transaction and Warrior enters into an Alternative Transaction within 12 months
            o     By Falcon, after an uncured or incurable breach of the
                  agreement and Warrior enters into an Alternative Transaction within 12 months


CIBC [LOGO]
World Markets                                                                  5

                                              PROJECT JUSTICE | OCTOBER 25, 1999

TRANSACTION OVERVIEW
================================================================================

Transaction Summary
(Figures in Thousands, Except per Share Data)

Price Per Share                                                         $41.13
   Premium to Closing on 10/22/99                                        28.5%
Fully Diluted Shares Outstanding                                       7,895.0
                                                                 -------------
Warriors Equity Value                                               $324,681.9
Plus: Net Debt                                                      (234,257.0)
                                                                 -------------
Warrior's Enterprise Value                                           $90,424.9
                                                                 =============

                              ------------    -----------     --------------------    -----------------------
                               Financial      Transaction     Comparable Companies    Precedents Transactions
                              Statictic(1)     Multiples           Multiples                 Multiples
                              ------------    -----------     --------------------    -----------------------
                                                                 Low        High          Low         High
Revenue                                                       ---------  ---------    -----------  ----------
  1999E                        $83,031.0         1.1x            0.4x       1.4x          1.0x        1.7x
  2000E                        111,000.0         0.8             0.5        1.1           NA          NA

EBITDA
  1999E                        $6,416.0          14.1x           3.4x      12.6x          9.1x        12.8x
  2000E                        11,406.0           7.9            2.2        9.7           NA          NA

Net Income (2)
  1999E                        $2,610.6          34.0x           8.7x      25.6x          16.9x       34.7x
  2000E                         5,564.6          15.9            7.1       20.6           NA          NA
                              ------------    -----------     --------------------    -----------------------

(1)   Financial projections based on Warrior Management estimates
(2)   Transaction multiples exclude corporate cash


CIBC [LOGO]
World Markets                                                                  6

                                              PROJECT JUSTICE | OCTOBER 25, 1999
TRANSACTION OVERVIEW
================================================================================

Premium Analysis - Falcon Offer Price @ $41.125

------------------------------                -----------    -------
Date                                          Share Price    Premium
------------------------------                -----------    -------

Current Stock Price (10/22/99)                $   32.00        29%

3 Month Average Stock Price                   $   33.18        24%

6 Month Average Stock Price                   $   30.39        35%

9 Month Average Stock Price                   $   28.28        45%

1 Year Average Stock Price                    $   26.18        57%

52 Week High                                  $   35.00        18%

52 Week Low                                   $   17.88       130%


CIBC [LOGO]
World Markets                                                                  7

                                              PROJECT JUSTICE | OCTOBER 25, 1999

2 WARRIOR OVERVIEW


CIBC [LOGO]
World Markets

WARRIOR OVERVIEW
================================================================================

Summary Financials:
(Figures in Thousands, Except per Share Data)

                       Actual                                              Projected (3)
             -------------------------    --------------------------------------------------------------------------------
               1998 (2)      1998 (3)        1999         2000          2001          2002          2003          2004
             -----------    ----------    ----------   -----------   -----------   -----------   -----------   -----------
Revenues     $212,200.0     $63,568.0     $83,031.0    $111,000.0    $144,000.0    $180,000.0    $216,000.0    $259,200.0
 Growth              --         103.9%         30.6%         33.7%         29.7%         25.0%         20.0%         20.0%

EBITDA        (78,911.0)      6,698.0       6,416.0      11,406.0      15,791.1      19,738.9      23,686.7      28,424.0
 Margin              NM          10.5%          7.7%         10.3%         11.0%         11.0%         11.0%         11.0%

EBIT          (94,693.0)      5,179.0       4,394.0       9,323.0      13,083.1      15,924.5      18,841.0      22,507.7
 Margin              NM           8.1%          5.3%          8.4%          9.1%          8.8%          8.7%          8.7%

Net Income    (49,208.0)      3,107.4       2,610.6       5,564.6       7,886.6       9,698.8      11,599.7      15,677.4
 Margin              NM           4.9%          3.1%          5.0%          5.5%          5.4%          5.4%          6.0%

     [The following was represented as a bar chart in the printed material]

               1998 (2)      1998 (3)        1999         2000          2001          2002          2003          2004
Revenues     $212,200.0     $63,568.0     $83,031.0    $111,000.0    $144,000.0    $180,000.0    $216,000.0    $259,200.0
EBITDA        (78,911.0)      6,698.0       6,416.0      11,406.0      15,791.1      19,738.9      23,686.7      28,424.0
 Margin              NM          10.5%          7.7%         10.3%         11.0%         11.0%         11.0%         11.0%

(1)   Source: Management estimates
(2) Includes Semiconductor Equipment Group ("SEG") and Telecommunications Group ("TG") operations
(3)   WPG stand-alone results


CIBC [LOGO]
World Markets                                                                  8

                                              PROJECT JUSTICE | OCTOBER 25, 1999
WARRIOR OVERVIEW
================================================================================

LTM Price\Volume (10/22/98 - 10/22/99)

                                [GRAPHIC OMITTED]

A. 10/23/98: Fairchild Co.'s Banner Aerospace Inc. unit, which owned approximately 6.2% of Warrior, said it was interested in exploring ways to increase shareholder value of Warrior, including a sale. Banner Aerospace Inc. said it did not believe the current market price at that time reflected the value of the underlying business and assets of Warrior
B. 11/12/98: CIBC World Markets was engaged by Warrior to act as exclusive financial advisor
C. 1/29/99: Sandera Partners, a Texas investment firm that owned approximately 2.5% in Warrior, announced that it planned to nominate three directors to the Board of Warrior at the upcoming annual meeting
D. 3/1/99: Announced that its Board had decided to pursue a sale of the Company and its opposition to Sandera's nomination of three directors to Warrior's board. In response to Warrior's decision to pursue a sale of the Company, Sandera withdrew its nominees and did not proceed with its planned proxy contest
E. 3/4/99: Announced the sale of high-density plasma chemical vapor deposition intellectual property and associated hardware to Applied Materials, Inc.
F. 3/30/99: Announced definitive agreement to sell SEG to Silicon Valley Group Inc.
G. 4/14/99: Reported sales for first quarter ending March 26, 1999 of $65.2 million, compared with $68.7 million for the same period a year ago
H. 6/11/99: Announced the super-majority voting requirements for shareholders has been eliminated
I. 7/6/99: Announced disposition of SEG pursuant to previously announced agreement
J. 7/28/99: Reported sales from continuing operations for the second quarter ended June 25 of $34.9 million, up 30% from $26.8 million for the same period a year ago
K. 8/18/99: Announced definitive agreement to sell TG to Marconi North America (Tracor)
L. 9/9/99: Signed multi-year Master Purchase Agreement with Sprint for Warrior repeaters to be used in the Sprint PCS all-digital nationwide network
M.    9/16/99: Completed sale of San Jose real estate
N.    10/1/99: Completed sale of long-term lease interests in Palo Alto


CIBC [LOGO]
World Markets                                                                  9

                                              PROJECT JUSTICE | OCTOBER 25, 1999

WARRIOR OVERVIEW
================================================================================

3 Year Price\Volume (10/22/96 - 10/22/99)

                                [GRAPHIC OMITTED]


CIBC [LOGO]
World Markets                                                                 10

                                              PROJECT JUSTICE | OCTOBER 25, 1999

WARRIOR OVERVIEW
================================================================================

LTM Indexed Price Performance (10/22/98 - 10/22/99)

                                [GRAPHIC OMITTED]

Note: WPG Comparable Companies Index consists of ALN, ARX, CLTK, ELMG, PWAV,
      REMC, SAWS, STII, SPCT


CIBC [LOGO]
World Markets                                                                 11

                                              PROJECT JUSTICE | OCTOBER 25, 1999

WARRIOR OVERVIEW
================================================================================

3 Year Indexed Price Performance (10/22/96 - 10/22/99)

                                [GRAPHIC OMITTED]

Note: WPG Comparable Companies Index consists of ALN, ARX, CLTK, ELMG, PWAV,
      REMC, SAWS, STII, SPCT


CIBC [LOGO]
World Markets                                                                 12

                                              PROJECT JUSTICE | OCTOBER 25, 1999

WARRIOR OVERVIEW
================================================================================

LTM Volumes at Various Prices (10/22/98 - 10/22/99)

                                [GRAPHIC OMITTED]

Note: 7.9 mm cumulative shares were traded, representing 120% of the 6.6 mm shares outstanding as reported in the quarter ending 6/30/99


CIBC [LOGO]
World Markets                                                                 13

                                              PROJECT JUSTICE | OCTOBER 25, 1999

WARRIOR OVERVIEW
================================================================================

3 Year Volumes at Various Prices (10/21/96 - 10/21/99)

                                [GRAPHIC OMITTED]

Note: 34.4 mm cumulative shares were traded, representing 522% of the 6.6 mm shares outstanding as reported in the quarter ending 6/30/99


CIBC [LOGO]
World Markets                                                                 14

                                              PROJECT JUSTICE | OCTOBER 25, 1999

WARRIOR OVERVIEW
================================================================================

Ownership Profile Analysis

--------------------------------------------------------------------------------
                              Institutional Holders
--------------------------------------------------------------------------------

                                                                      Cumulative
Institutional Holders                            Shares     Percent     Percent
--------------------------------------        ---------     -------   ----------
Central Securities Corporation                  500,000        7.6%        7.6%
Dimensional Fund Advisors Inc.                  488,000        7.4%       15.0%
Kennedy Capital Management                      340,000        5.2%       20.2%
--------------------------------------------------------------------------------
TCW Asset Management                            318,900        4.9%       25.1%
Banner Aerospace                                300,000        4.6%       29.6%
High Rock Capital Mgmt                          296,000        4.5%       34.1%
Seneca Capital Mgmt                             270,000        4.1%       38.3%
Putnam Investment Management                    207,700        3.2%       41.4%
SCM Advisors                                    180,000        2.7%       44.2%
David J. Greene & Co.                           162,800        2.5%       46.6%
Unidentified Money Manager                      115,000        1.8%       48.4%
Boston Safe Deposit                             113,500        1.7%       50.1%
GAMCO Investors                                 110,000        1.7%       51.8%
California Public Employees Retirement           99,800        1.5%       53.3%
Royce & Associates                               91,900        1.4%       54.7%
Other Institutional                             136,016        2.1%       56.8%
--------------------------------------        ---------     -------   ----------
Total Institutional Ownership                 3,729,616       56.8%       56.8%

--------------------------------------------------------------------------------
                                Insider Ownership
--------------------------------------------------------------------------------

                                                                      Cumulative
Insiders (1)                                     Shares     Percent     Percent
--------------------------------------        ---------     -------   ----------
W. Keith Kennedy, Jr                            353,119        5.4%        5.4%
Dean A. Watkins                                 258,020        3.9%        9.3%
Malcolm J. Caraballo                             87,753        1.3%       10.6%
Scott G. Buchanan                                62,864        1.0%       11.6%
H. Richard Johnson                               39,259        0.6%       12.2%
Patnck J. Brady                                  36,701        0.6%       12.8%
William R. Graham                                 26950        0.4%       13.2%
All Other Insiders                              108,989        1.7%       14.8%
--------------------------------------        ---------     -------   ----------
Total Insiders                                  973,655       14.8%       14.8%

--------------------------------------------------------------------------------
                              Distribution Summary
--------------------------------------------------------------------------------

                                                          Shares        Percent
                                                  --------------    -----------
Institutional Holders (Excl. 5% Holders)               2,401,616          36.6%
5% Institutional Holders                               1,328,000          20.2%
Insider Ownership                                        973,655          14.8%
Retail                                                 1,865,729          28.4%
----------------------------------------          --------------    -----------
Total Shares Outstanding                               6,569,000         100.0%

     [The following was represented as a pie chart in the printed material]

Insider Ownership                            15%
5% Institutional Holders                     20%
Retail                                       28%
Institutional Holders (Excl. 5% Holders)     37%

Source: Technimetric's Anamate Database (Thomson Financial) dated 9/24/99, Proxy dated 3/17/99.
(1)   The amounts shown include options exercisable based in Proxy.


CIBC [LOGO]
World Markets                                                                 15

                                              PROJECT JUSTICE | OCTOBER 25, 1999

3 VALUATION OVERVEW


CIBC [LOGO]
World Markets

                                              PROJECT JUSTICE | OCTOBER 25, 1999

VALUATION OVERVIEW
================================================================================

Valuation Summary
(Figures in Dollars per Share)

 [The following was represented as a stock range chart in the printed material]

Comparable Companies Analysis                $34.34 - $45.25
Precedent Transactions Analysis              $37.99 - $45.60
Discounted Cash Flow Analysis                $38.07 - $46.83
Leveraged Recapitalization Merger Analysis   $39.30 - $41.70
52 Week Trading Range                        $17.88 - $35.00

Offer Price @ $41.125
Current Trading Price @ $32.00 as of 10/22/99


CIBC [LOGO]
World Markets                                                                 16

                                              PROJECT JUSTICE | OCTOBER 25, 1999

VALUATION OVERVIEW
================================================================================

Valuation Summary
(Figures in Thousands, Except per Share Data)

                                                          ----------------------
                                                          Cash             $45.1
                                                          Debt               0.0
                                                          Shares         7,895.0
                                                          ----------------------

COMPARABLE COMPANIES ANALYSIS
--------------------------------------------------------------------------------

                                  Multiple Range(2)     Firm Value                  Equity Value               Per Share Amount
                    Financial     ----------------- -------------------   ------------------------------   -------------------------
                  Statistic (1)     Low      High     Low        High        Low        Mid       High       Low      Mid     High
                  -------------     ----     ----   --------   --------   --------   --------   --------   ------   ------   -------
1999E Revenues          $83,031     0.4x      1.4x    $33,212   $116,243    $33,258    $74,773   $116,289    $4.21    $9.47   $14.73
1999E EBITDA              6,416     3.4      12.6      21,814     80,842     21,860     51,373     80,887     2.77     6.51    10.25
l999E Net lncome          2,611     8.7      25.6          --         --     22,712     44,772     66,831     2.88     5.67     8.46

2000E Revenues         $111,000     0.5x      1.1x    $55,500   $122,100    $55,545    $88,845   $122,145    $7.04   $11.25   $15.47
200OE EBITDA             11,406     2.2       9.7      25,093    110,638     25,138     67,911    110,683     3.18     8.60    14.02
2000E Net Income          5,565     7.1      20.6          --         --     39,509     77,070    114,631     5.00     9.76    14.52

                                         -------------------------------------------------------------------------------------------
                                         Reference Range                   $33,004    $67,457   $101,911    $4.18    $8.54   $12.91
                                         -------------------------------------------------------------------------------------------

                                         -------------------------------------------------------------------------------------------
                                         Cash and Cash Equivalents (3)                                     $30.16   $31.25   $32.35
                                         -------------------------------------------------------------------------------------------

                                         ===========================================================================================
                                         Adjusted Reference Range                                          $34.34   $39.80   $45.25
                                         ===========================================================================================

PRECEDENT TRANSACTIONS ANALYSIS
--------------------------------------------------------------------------------

                                  Multiple Range(4)     Firm Value                  Equity Value               Per Share Amount
                    Financial     ----------------- -------------------   ------------------------------   -------------------------
                  Statistic (1)     Low      High     Low        High        Low        Mid       High       Low      Mid     High
                  -------------     ----     ----   --------   --------   --------   --------   --------   ------   ------   -------
1999E Revenues          $83,031      l.Ox     1.7x   $83,031   $141,153    $83,076   $112,137   $141,198   $10.52   $14.20   $17.88
1999E EBITDA              6,416      9.1     12.8     58,386     82,125     58,431     70,300     82,170     7.40     8.90    10.41
l999E Net Income          2,611     16.9     34.7         --         --     44,119     67,353     90,587     5.59     8.53    11.47

                                         -------------------------------------------------------------------------------------------
                                         Reference Range                   $61,875    $83,263   $104,652    $7.84   $10.55   $13.26
                                         -------------------------------------------------------------------------------------------

                                         -------------------------------------------------------------------------------------------
                                         Cash and Cash Equivalents (3)                                     $30.16   $31.25   $32.35
                                         -------------------------------------------------------------------------------------------

                                         ===========================================================================================
                                         Adjusted Reference Range                                          $37.99   $41.80   $45.60
                                         ===========================================================================================

(1)   Source: Management estimates
(2)   Excludes outliers and companies with market cap. greater than $300 million
(3)   Refer to page 20
(4)   Low to median multiples


CIBC [LOGO]
World Markets                                                                 17

                                              PROJECT JUSTICE | OCTOBER 25, 1999

VALUATION OVERVIEW
================================================================================

DISCOUNTED CASH FLOW ANALYSIS (1)
--------------------------------------------------------------------------------

Valuation Summary
(Figures in Thousands, Except per Share Data)

                                                          ----------------------
                                                          Cash             $45.1
                                                          Debt               0.0
                                                          Shares         7,895.0
                                                          ----------------------

  Discount Rate                   EBITDA Multiple        Firm Value           Equity Value                    Per Share Amount
 --------------                   ---------------   -------------------   ------------------------------   ------------------------
  Low    High                       Low    High        Low       High        Low        Mid       High      Low      Mid      High
 ------  ------                   ---------------   --------   --------   --------   --------   --------   ------   ------   ------
  20.0%   30.0%                     7.Ox   9.Ox      $62,413   $114,321    $62,458    $88,412   $114,366    $7.91   $11.20   $14.49

                                         -------------------------------------------------------------------------------------------
                                         Reference Range                   $62,458    $88,412   $114,366    $7.91   $11.20   $14.49
                                         -------------------------------------------------------------------------------------------

                                         -------------------------------------------------------------------------------------------
                                         Cash and Cash Equivalents (3)                                     $30.16   $31.25   $32.35
                                         -------------------------------------------------------------------------------------------

                                         ===========================================================================================
                                         Adjusted Reference Range                                          $38.07   $42.25   $46.83
                                         ===========================================================================================

LEVERAGED RECAPITALIZATION MERGER ANALYSIS (3)
--------------------------------------------------------------------------------

                                                          ----------------------
                                                          Cash        $234,257.0
                                                          Debt               0.0
                                                          Shares         7,895.0
                                                          ----------------------

                                                         Firm Value           Equity Value                    Per Share Amount
                                       EBITDA       -------------------   ------------------------------   ------------------------
                                    Exit Multiple    25% IRR    35% IRR      Low        Mid       High      Low      Mid      High
                                    -------------   --------   --------   --------   --------   --------   ------   ------   ------
Exit Year 2004                              8.0x     $94,964    $76,016   $310,274   $319,748   $329,222   $39.30   $40.50   $41.70

                                         ===========================================================================================
                                         Adjusted Reference Range         $310,274   $319,748   $329,222   $39.30   $40.50   $41.70
                                         ===========================================================================================

(1)   Source: Management estimates
(2)   Refer to page 20
(3)   Estimated 1999 Pro Forma


CIBC [LOGO]
World Markets                                                                 18

                                              PROJECT JUSTICE | OCTOBER 25, 1999

VALUATION OVERVIEW
================================================================================

Leveraged Recapitalization Merger

Transaction Summary
(Figures in Thousands, Except Per Share Data)        Recapitalization Accounting

--------------------------------------------------------------------------------
                             Transaction Assumptions
--------------------------------------------------------------------------------
Transaction Date:                                                       12/31/99
Goodwill Amortization Period                                                   7
Deferred Financing Fees Amortization Period                                    7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Trading Information
--------------------------------------------------------------------------------
                                                              Warrior
                                                    ---------------------------
Enterprise Value                                      Current          @ Deal
----------------                                    ----------       ----------
Share Price     10/22/99                                $32.00           $41.13
    Fully Diluted Shares                               6,812.0          7,895.0
Equity Market Value                                 $217,985.0       $324,681.9
Plus: Net Debt                                      (105,801.3)      (234,257.0)
                                                    ----------       ----------
Enterprise Value                                    $112,183.7        $90,424.9

Multiple Analysis
-----------------
    1999 E P/E                                           35.9x            46.lx
    1999 E EBITDA                                        17.5             14.1
    2000 E P/E                                           19.5             25.1
    2000 E EBITDA                                         9.8              7.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Debt Capacity Analysis
--------------------------------------------------------------------------------
LTM EBITDA                                                               9,472.2
Debt / EBITDA Coverage                                                       4.3
                                                                      ----------
Implied Debt Capacity                                                   40,730.2
Less Current Debt                                                           $0.0
                                                                      ----------
Incremental Debt Capacity                                             $40,730.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Goodwill Calculation
--------------------------------------------------------------------------------
Purchase Price of Equity                                                    $0.0
Plus: Transaction Costs                                                      0.0
Less: Tangible Book Value of Warrior                                         0.0
                                                                      ----------
    Total Deal Goodwill                                                     $0.0
                                                                      ==========
Amortization Period (Years)                                                  0.0
Annual Amortization of Transaction Goodwill                                 $0.0
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 Equity Sources
--------------------------------------------------------------------------------
                                                          Amount     Ownership
                                                        ----------   ----------

Management                                                    $0.0          0.0%
Roll - over Equity                                         5,140.6          9.4%
Financial Sponsor                                         49,464.2         90.6%
                                                        ----------    ----------
Total Equity                                             $54,604.9        100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Sources and Uses of Funds
--------------------------------------------------------------------------------
Sources of Funds                                 Amount         Rate     Percent
----------------                               ----------     --------  --------
Bank Revolver                                    $1,000.0        9.4%      0.3%
Balance Sheet Cash                              234,257.0                 71.0%
Term Loan A                                      25,000.0        9.4%      7.6%
Term Loan B                                      15,000.0        9.9%      4.5%
Acquisition PIK Preferred                             0.0                  0.0%
Equity Sponsor                                   54,604.9                 16.6%
                                               ----------               --------
    Total Sources of Funds                     $329,861.9                100.0%
Uses of Funds
-------------
Purchase of Warrior Common Equity              $324,681.9                 98.4%
Existing Warrior Current Debt                         0.0                  0.0%
Existing Warrior Senior Debt                          0.0                  0.0%
Transaction Costs                                 3,950.0        4.37%     1.2%
Deferred Fees                                     1,230.0        3.00%     0.4%
                                               ----------               --------
    Total Uses of Funds                        $329,861.9                 100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Equity Sponsor IRR Calculation
--------------------------------------------------------------------------------
EBITDA Multiple                             2002          2003           2004
---------------                           --------      --------       --------
     7.Ox                                   18.2%         22.3%          23.3%
     8.Ox                                   25.1%         27.2%          27.1%
     9.Ox                                   31.3%         31.7%          30.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Summary Credit / Leverage Statistics
--------------------------------------------------------------------------------
                                            1999 PF       2000           2001
                                          --------      --------       --------
Total Debt / EBITDA                          6.4x          3.2x           2.2x
EBITDA / Interest Expense                    1.8           3.4            5.3
(EBITDA-Capex) / Interest Expense            0.4           2.0            3.5
--------------------------------------------------------------------------------


CIBC [LOGO]
World Markets                                                                 19

                                              PROJECT JUSTICE | OCTOBER 25, 1999

VALUATION OVERVIEW
================================================================================

Cash and Cash Equivalents - Net After Taxes @ 40%
(Figures in Millions, Except per Share Data)

--------------------------------------------------------------------------------
                      Sources of Cash and Cash Equivalents
--------------------------------------------------------------------------------

                                                               Minimum   Maximum
                                                               -------   -------
Cash (as of 9/30)                                              $ 110.9   $ 110.9
Cash from operations:                                              1.6       1.9
SEG Sale - converts to cash:
  Receivables                                                     22.8      23.8
Taxes - convert to cash:
  Receivable (98)                                                  1.6       1.6
  Tax Defferals (99)                                              21.6      21.6
Real Estate - convert to cash:
  Palo Alto (3,4,5)                                               33.2      33.6
  Palo Alto (6)                                                    8.0       8.0
  HP Settlement                                                    0.5       0.5
Escrow:
  SEG Deal                                                         1.1       2.2
  AMAT Deal                                                        1.6       1.6
  TG Deal                                                          0.6       0.6
Cash from Exercise of Options:                                    32.1      32.1
Payroll Tax Benefit from Option Exercise                           8.4       8.4
TG Deal                                                           41.0      41.0
                                                               -------   -------
Total Sources of Cash                                          $ 284.9   $ 287.7
                                                               =======   =======

--------------------------------------------------------------------------------
                        Uses of Cash and Cash Equivalents
--------------------------------------------------------------------------------

                                                               Minimum   Maximum
                                                               -------   -------
Working Capital                                                $   3.0   $  5.0
Capex                                                              1.4      2.5
Accrued Corporate Payables & Liabilities:
     Taxes, Govt Claims, Payables
     Rep & Warranty, Bonus
     Benefits & Misc.                                              2.6      3.0
Taxes on San Jose Sale                                             3.9      3.9
Potential Tax Exposure                                             -       11.0
SEG Purchase Price Adjustment                                      6.4      6.4
Retention Agreements                                              11.1     11.1
Transaction Fees (Banking & Legal)                                 4.0      4.0
                                                               -------   -------
Total Uses of Cash                                             $  32.4   $ 46.9
                                                               =======   =======

--------------------------------------------------------------------------------
                          Net Cash and Cash Equivalents
--------------------------------------------------------------------------------

                                                               Minimum   Maximum
                                                               -------   -------
Net Cash                                                       $ 238.1   $ 255.4
Fully Diluted Shares Outstanding                                   7.9       7.9
                                                               -------   -------
Net Cash Per Share                                             $ 30.16   $ 32.35
                                                               =======   =======

(1)   Source: Management estimates


CIBC [LOGO]
World Markets                                                                 20

                                              PROJECT JUSTICE | OCTOBER 25, 1999

4 APPENDICES


CIBC [LOGO]
World Markets

                                              PROJECT JUSTICE | OCTOBER 25, 1999

A     Warrior Stand-Alone Financial Model


CIBC [LOGO]
World Markets

                                              PROJECT JUSTICE | OCTOBER 25, 1999

WARRIOR STAND-ALONE FINANCIAL MODEL
================================================================================

Warrior Consolidated Income Statement
(Figures in Thousands, Except Per Share Data)

                                                                  Actual (1)                     Estimate (2)
                                                         --------------------------       -------------------------
                                                                                                          Pro Forma
Fiscal Year End 12/31                                       1997            1998            1999            1999
                                                         ----------      ----------       ---------       ---------
Sales                                                    $291,271.0      $212,200.0       $83,031.0       $83,031.0
Cost of Goods Sold                                        190,119.0       170,876.0        50,321.0        50,321.0
                                                         ----------      ----------       ---------       ---------
    Gross Profit                                          101,152.0        41,324.0        32,710.0        32,710.0

SG&A                                                       45,539.0        44,059.5         5,027.0         5,027.0
Corp. G&A                                                   9,879.0         2,960.0         4,625.0         4,625.0
Restructuring Charges                                           0.0        27,290.0             0.0             0.0
Research and Development                                   46,904.0        45,925.5        16,642.0        16,642.0
                                                         ----------      ----------       ---------       ---------
    EBITDA                                                 (1,170.0)      (78,911.0)        6,416.0         6,416.0

Depreciation                                               13,112.0        15,782.0         2,022.0         2,022.0
Amortization                                                    0.0             0.0             0.0             0.0
                                                         ----------      ----------       ---------       ---------
    EBIT                                                  (14,282.0)      (94,693.0)        4,394.0         4,394.0

Interest Expense (net)                                       (773.0)       (4,513.0)       (2,661.1)       (7,247.4)
Minority Interest Expense                                       0.0             0.0             0.0             0.0
Other Non-Operating Expense                                 1,062.0        (2,199.0)            0.0             0.0
Loss/(Gain) on Real Property                               (7,609.0)      (14,973.0)            0.0             0.0
                                                         ----------      ----------       ---------       ---------
    Pre-Tax income                                         (6,962.0)      (73,008.0)        7,055.1        11,641.4

Provision for Taxes                                        (3,000.0)      (23,800.0)        2,822.0         4,601.4
                                                         ----------      ----------       ---------       ---------
    (Loss)/Gain from continuing operations                 (3,962.0)      (49,208.0)        4,233.1         7,040.0

Discontinued Operations
    Income from discontinued operations, net of taxes      (7,210.0)            0.0             0.0             0.0
    Loss/(Gain) on disposition, net of taxes              (29,677.0)            0.0             0.0             0.0
                                                         ----------      ----------       ---------       ---------
    Net income                                             32,925.0       (49,208.0)        4,233.1         7,040.0

Preferred Dividends                                             0.0             0.0             0.0             0.0
Loss/(Gain) on Disposition (net of taxes) (1)
    SEG                                                         0.0             0.0             0.0             0.0
    HDP                                                         0.0             0.0             0.0        (5,850.0)
    San Jose                                                    0.0             0.0             0.0        (7,906.0)
    Palo Alto                                                   0.0             0.0             0.0       (32,940.0)
    Wireless Products Group                                     0.0             0.0             0.0             0.0
    Telecommunications Group                                    0.0             0.0             0.0       (41,600.0)
                                                         ----------      ----------       ---------       ---------
    Net Income to Common                                  $32,925.0      $(49,208.0)       $4,233.1       $95,336.0
                                                         ==========      ==========       =========       =========

Number of Shares Outstanding                                8,258.0         7,737.0         7,895.0         7,895.0
Fully Diluted E.P.S                                           $3.99          ($6.36)          $0.54          $12.08
Fully Diluted E.P S. (3)(4)(5)                               ($1.03)         ($5.40)          $0.54           $0.89
Margin & Growth Rate Analysis
    Revenue Growfh                                            (16.6%)         (27.1%)         (71.5%)         (60.9%)
    COGS as a % of Sales                                       65.3%           80.5%           60.6%           60.6%
    Gross Margin                                               34.7%           19.5%           39.4%           39.4%
    SG&A as a % of Sales                                       15.6%           20.8%            6.1%            6.1%
    R&D as a % of Sales                                        16.1%           21.6%           20.0%           20.0%
    EBITDA Margin                                                NM              NM             7.7%            7.7%
    EBIT Margin                                                  NM              NM             5.3%            5.3%
    Effective Tax Rate                                           NM              NM            40.0%           39.5%
    Pre-Tax Margin                                               NM              NM             8.5%           14.0%
    Net Margin                                                 11.3%             NM             5.1%          114.8%

                                                                                      Projected (2)
                                                         --------------------------------------------------------------------------

Fiscal Year End 12/31                                       2000            2001            2002            2003            2004
                                                         ----------      ----------      ----------      ----------      ----------
Sales                                                    $111,000.0      $144,000.0      $180,000.0      $216,000.0      $259,200.0
Cost of Goods Sold                                         70,323.0        91,050.0       113,812.5       136,575.0       163,890.0
                                                         ----------      ----------      ----------      ----------      ----------
    Gross Profit                                           40,677.0        52,950.0        66,187.5        79,425.0        95,310.0

SG&A                                                        6,336.0         7,392.0         9,240.0        11,088.0        13,305.6
Corp. G&A                                                   3,000.0         3,891.9         4,864.9         5,837.8         7,005.4
Restructuring Charges                                           0.0             0.0             0.0             0.0             0.0
Research and Development                                   19,935.0        25,875.0        32,343.8        38,812.5        46,575.0
                                                         ----------      ----------      ----------      ----------      ----------
    EBITDA                                                 11,406.0        15,791.1        19,738.9        23,686.7        28,424.0

Depreciation                                                2,083.0         2,708.0         3,814.4         4,845.6         5,916.3
Amortization                                                    0.0             0.0             0.0             0.0             0.0
                                                         ----------      ----------      ----------      ----------      ----------
    EBIT                                                    9,323.0        13,083.1        15,924.5        18,841.0        22,507.7

Interest Expense (net)                                    (12,247.3)      (13,038.8)      (13,592.6)      (14,230.6)      (15,028.3)
Minority Interest Expense                                       0.0             0.0             0.0             0.0             0.0
Other Non-Operating Expense                                     0.0             0.0             0.0             0.0             0.0
Loss/(Gain) on Real Property                                    0.0             0.0             0.0             0.0             0.0
                                                         ----------      ----------      ----------      ----------      ----------
    Pre-Tax income                                         21,570.3        26,121.9        29,517.1        33,071.7        37,536.1

Provision for Taxes                                         8,628.1        10,448.8        11,806.8        13,228.7        13,376.5
                                                         ----------      ----------      ----------      ----------      ----------
    (Loss)/Gain from continuing operations                 12,942.2        15,673.1        17,710.3        19,843.0        24,159.6

Discontinued Operations
    Income from discontinued operations, net of taxes           0.0             0.0             0.0             0.0             0.0
    Loss/(Gain) on disposition, net of taxes                    0.0             0.0             0.0             0.0             0.0
                                                         ----------      ----------      ----------      ----------      ----------
    Net income                                             12,942.2        15,673.1        17,710.3        19,843.0        24,159.6

Preferred Dividends                                             0.0             0.0             0.0             0.0             0.0
Loss/(Gain) on Disposition (net of taxes) (1)
    SEG                                                         0.0             0.0             0.0             0.0             0.0
    HDP                                                         0.0             0.0             0.0             0.0             0.0
    San Jose                                                    0.0             0.0             0.0             0.0             0.0
    Palo Alto                                                   0.0             0.0             0.0             0.0             0.0
    Wireless Products Group                                     0.0             0.0             0.0             0.0
    Telecommunications Group                                    0.0             0.0             0.0             0.0
                                                         ----------      ----------      ----------      ----------      ----------
    Net Income to Common                                  $12,942.2       $15,673.1       $17,710.3       $19,843.0       $24,159.6
                                                         ==========      ==========      ==========      ==========      ==========

Number of Shares Outstanding                                7,895.0         7,895.0         7,895.0         7,895.0         7,895.0
Fully Diluted E.P.S                                           $1.64           $1.99           $2.24           $2.51           $3.06
Fully Diluted E.P S. (3)(4)(5)                                $1.64           $1.99           $2.24           $2.51           $3.06
Margin & Growth Rate Analysis
    Revenue Growfh                                             33.7%           29.7%           25.0%           20.0%           20.0%
    COGS as a % of Sales                                       63.4%           63.2%           63.2%           63.2%           63.2%
    Gross Margin                                               36.6%           36.8%           36.8%           36.8%           36.8%
    SG&A as a % of Sales                                        5.7%            5.1%            5.1%            5.1%            5.1%
    R&D as a % of Sales                                        18.0%           18.0%           18.0%           18.0%           18.0%
    EBITDA Margin                                              10.3%           11.0%           11.0%           11.0%           11.0%
    EBIT Margin                                                 8.4%            9.1%            8.8%            8.7%            8.7%
    Effective Tax Rate                                         40.0%           40.0%           40.0%           40.0%           35.6%
    Pre-Tax Margin                                             19.4%           18.1%           16.4%           15.3%           14.5%
    Net Margin                                                 11.7%           10.9%            9.8%            9.2%            9.3%

(1)   Includes SEG, TG, HDP, and real estate assets.
(2)   Source: Management estimates
(3) Fiscal year 1997 excludes a one-time pre-tax gain of $7,609.0 and one-time net of tax gains of $7,210.0 and $29,677.0
(4) Fiscal year 1998 excludes a pre-tax one-time charge of $(27,290.0) and a one-time gain of $14,973.0.
(5) Fiscal year 1999 Pro Forma exludes one-time net of tax gains of $5,850.0, $7,906.0, and $32,940.0.


CIBC [LOGO]
World Markets                                                                 21

                                              PROJECT JUSTICE | OCTOBER 25, 1999

WARRIOR STAND-ALONE FINANCIAL MODEL
================================================================================

Warrior Consolidated Balance Sheet
(Figures in Thousands, Except Per Share Data)

                                                    Actual (1)                Estimate (2)
                                            ------------------------    ------------------------
                                                                                      Pro Forma
Fiscal Year End 12/31                          1998         9/30/99        1999          1999
                                            ----------    ----------    ----------    ----------
Assets
Cash and Cash Equivalents                    $63,694.0    $110,889.9     $50,804.8    $234,257.0
Accounts Receivable                           13,286.0      16,927.0      17,272.4      17,272.4
Inventory                                      4,092.0      10,068.1       5,524.2       5,524.2
Deferred Income Tax                           35,970.0      25,100.2      35,970.0      35,914.8
Other Current Assets                          17,237.0      18,704.2      17,580.2      17,580.2
                                            ----------    ----------    ----------    ----------
    Total Current Assets                     134,279.0     181,689.3     127,151.6     310,548.6

Net Property, Plant & Equipment               14,447.0      24,203.9      17,925.0      17,925.0
Existing Goodwill                                  0.0           0.0           0.0           0.0
Other Intangible Assets                            0.0           0.0           0.0           0.0
Other Assets                                   7,034.0       4,255.1       7,034.0         240.0
                                            ----------    ----------    ----------    ----------
    Total Assets                            $155,760.0    $210,148.3    $152,110.6    $328,713.6
                                            ==========    ==========    ==========    ==========

Liabilities and Shareholders' Equity
Bank Revolver                                     $0.0        $149.5           0.0           0.0
Accounts Payable                               8,825.0       6,763.2      11,388.5      11,388.5
Other Current Liabilities                     43,920.0      43,045.7      45,861.1      45,861.1
                                            ----------    ----------    ----------    ----------
    Total Current Liabilities                 52,745.0      49,958.4      57,249.6      57,249.6

Other Liabilities                                  0.0         928.5           0.0           0.0
Deferred Tax                                       0.0           0.0           0.0           0.0

Existing Senior Debt Warrior                  12,387.0       4,939.2           0.0           0.0
Existing Subordinated Debt Warrior                 0.0           0.0           0.0           0.0
                                            ----------    ----------    ----------    ----------
    Total Long Term Debt                      12,387.0       4,939.2           0.0           0.0
                                            ----------    ----------    ----------    ----------
    Total Liabilities                         65,132.0      55,826.0      57,249.6      57,249.6

Minority Interest                                  0.0           0.0           0.0           0.0
Existing Preferred Stock                           0.0           0.0           0.0           0.0
Common Equity                                 90,628.0     154,322.3      94,861.1     271,464.0
                                            ----------    ----------    ----------    ----------
    Total Liabilities and Equity            $155,760.0    $210,148.3    $152,110.6    $328,713.6
                                            ==========    ==========    ==========    ==========

Total Debt                                   $12,387.0      $5,088.6          $0.0          $0.0
Total Debt, Preferred & Minority Interest     12,387.0       5,088.6           0.0           0.0
Net Debt, Preferred & Minority Interest      (51,307.0)   (105,801.3)    (50,804.8)   (234,257.0)
Total Book Equity                             90,628.0     154,322.3      94,861.1     271,464.0
Total Book Capitalization                    103,015.0     159,410.9      94,861.1     271,464.0

                                                                      Projected (2)
                                            ------------------------------------------------------------------

Fiscal Year End 12/31                          2000          2001          2002          2003          2004
                                            ----------    ----------    ----------    ----------    ----------
Assets
Cash and Cash Equivalents                   $255,633.5    $265,918.2    $277,785.0    $291,440.8    $309,692.2
Accounts Receivable                           23,001.0      29,760.1      37,133.6      44,507.1      53,355.4
Inventory                                      7,737.5      10,031.0      12,549.7      15,068.5      18,091.0
Deferred Income Tax                           35,914.8      35,914.8      35,914.8      35,914.8      35,914.8
Other Current Assets                          18,073.4      18,655.4      19,290.2      19,925.1      20,686.9
                                            ----------    ----------    ----------    ----------    ----------
    Total Current Assets                     340,360.2     360,279.5     382,673.4     406,856.3     437,740.2

Net Property, Plant & Equipment               20,742.0      23,934.0      27,394.6      31,199.0      34,247.8
Existing Goodwill                                  0.0           0.0           0.0           0.0           0.0
Other Intangible Assets                            0.0           0.0           0.0           0.0           0.0
Other Assets                                     240.0         240.0         240.0         240.0         240.0
                                            ----------    ----------    ----------    ----------    ----------
    Total Assets                            $361,342.2    $384,453.5    $410,308.0    $438,295.3    $472,228.0
                                            ==========    ==========    ==========    ==========    ==========

Liabilities and Shareholders' Equity
Bank Revolver                                     $0.0          $0.0          $0.0          $0.0          $0.0
Accounts Payable                              15,350.0      19,455.2      23,963.4      28,471.7      33,881.7
Other Current Liabilities                     48,686.0      52,019.0      55,655.0      59,291.0      63,654.2
                                            ----------    ----------    ----------    ----------    ----------
    Total Current Liabilities                 64,036.0      71,474.2      79,618.4      87,762.7      97,535.9

Other Liabilities                                  0.0           0.0           0.0           0.0           0.0
Deferred Tax                                       0.0           0.0           0.0           0.0           0.0

Existing Senior Debt Warrior                       0.0           0.0           0.0           0.0           0.0
Existing Subordinated Debt Warrior                 0.0           0.0           0.0           0.0           0.0
                                            ----------    ----------    ----------    ----------    ----------
    Total Long Term Debt                           0.0           0.0           0.0           0.0           0.0
                                            ----------    ----------    ----------    ----------    ----------
    Total Liabilities                         64,036.0      71,474.2      79,618.4      87,762.7      97,535.9

Minority Interest                                  0.0           0.0           0.0           0.0           0.0
Existing Preferred Stock                           0.0           0.0           0.0           0.0           0.0
Common Equity                                297,306.2     312,979.3     330,689.6     350,532.6     374,692.2
                                            ----------    ----------    ----------    ----------    ----------
    Total Liabilities and Equity            $361,342.2    $384,453.5    $410,308.0    $438,295.3    $472,228.0
                                            ==========    ==========    ==========    ==========    ==========

Total Debt                                        $0.0          $0.0          $0.0          $0.0          $0.0
Total Debt, Preferred & Minority Interest          0.0           0.0           0.0           0.0           0.0
Net Debt, Preferred & Minority Interest     (255,633.5)   (265,918.2)   (277,785.0)   (291,440.8)   (309,692.2)
Total Book Equity                            297,306.2     312,979.3     330,689.6     350,532.6     374,692.2
Total Book Capitalization                    297,306.2     312,979.3     330,689.6     350,532.6     374,692.2

(1)   Includes SEG, TG, HDP, and real estate assets.
(2)   Source: Management estimates


CIBC [LOGO]
World Markets                                                                 22

                                              PROJECT JUSTICE | OCTOBER 25, 1999

WARRIOR STAND-ALONE FINANCIAL MODEL
================================================================================

Warrior Consolidated Cash Flow Statement
(Figures in Thousands, Except Per Share Data)

                                                                      Estimate (1)                      Projected (1)
                                                                ------------------------    --------------------------------------
                                                                               Pro Forma
Fiscal Year End 12/31                                              1999          1999          2000          2001          2002
                                                                ----------    ----------    ----------    ----------    ----------
Cash Flow From Operations
Net Income                                                        $4,233.1     $95,336.0     $12,942.2     $15,673.1     $17,710.3
Depreciation                                                       2,022.0       2,022.0       2,083.0       2,708.0       3,814.4
Amortization of Existing Goodwill                                      0.0           0.0           0.0           0.0           0.0
Amortization of Intangible Assets                                      0.0           0.0           0.0           0.0           0.0
Deferred Taxes                                                         0.0          55.2           0.0           0.0           0.0
Loss/(Gain) on Disposition
    SEG                                                                0.0           0.0           0.0           0.0           0.0
    HDP                                                                0.0      (9,000.0)          0.0           0.0           0.0
    San Jose                                                           0.0     (17,576.0)          0.0           0.0           0.0
    Palo Alto                                                          0.0     (54,900.0)          0.0           0.0           0.0
    Wireless Products Group                                            0.0           0.0           0.0           0.0           0.0
    Telecommunications Group                                           0.0     (41,600.0)          0.0           0.0           0.0
Minority Interest                                                      0.0           0.0           0.0           0.0           0.0
Change in Working Capital                                         (1,257.2)     (1,257.2)     (1,648.7)     (2,196.4)     (2,382.8)
Change in Other Assets                                                 0.0           0.0           0.0           0.0           0.0
Change in Other Liabilities                                            0.0           0.0           0.0           0.0           0.0
                                                                ----------    ----------    ----------    ----------    ----------
    Cash Provided/(Used) by Operating Activities                  $4,997.8    ($26,920.0)    $13,376.5     $16,184.8     $19,141.8

Cash Flow From Investing Activities
Capital Expenditures                                              (5,500.0)     (5,500.0)     (4,900.0)     (5,900.0)     (7,275.0)
                                                                ----------    ----------    ----------    ----------    ----------
Proceeds from Disposition
    SEG                                                                0.0     (35,700.0)     (5,700.0)          0.0           0.0
    HDP                                                                0.0      (7,400.0)     (1,600.0)          0.0           0.0
    San Jose                                                           0.0     (24,370.0)          0.0           0.0           0.0
    Palo Alto                                                          0.0     (49,900.0)     (5,000.0)          0.0           0.0
    Wireless Products Group                                            0.0           0.0           0.0           0.0           0.0
    Telecommunications Group                                           0.0     (41,000.0)       (600.0)          0.0           0.0
                                                                ----------    ----------    ----------    ----------    ----------
    Cash Provided / (Used) by Investing Activities               ($5,500.0)   $152,870.0      $8,000.0     ($5,900.0)    ($7,275.0)

Cash Flow From Financing Activities
Dividend to Subsidiary                                                 0.0           0.0           0.0           0.0           0.0
Change in Existing Senior Debt Warrior                           (12,387.0)    (12,387.0)          0.0           0.0           0.0
Change in Existing Subordinated Debt Warrior                           0.0           0.0           0.0           0.0           0.0
Change in Existing Preferred Stock                                     0.0           0.0           0.0           0.0           0.0
Dividend Paid to Common Shareholders                                   0.0           0.0           0.0           0.0           0.0
NOLs                                                                   0.0      30,600.0           0.0           0.0           0.0
Change in Common Equity                                                0.0           0.0           0.0           0.0           0.0
Accrued Liabilities, Retention Agreements, & Transaction Fees          0.0     (14,100.0)          0.0           0.0           0.0
Cash from Exercise of Options                                          0.0      40,500.0           0.0           0.0           0.0
                                                                ----------    ----------    ----------    ----------    ----------
    Cash Provided / (Used) by Financing Activities               (12,387.0)     44,613.0           0.0           0.0           0.0
                                                                ----------    ----------    ----------    ----------    ----------

(Deficiency) / Excess Cash                                       (12,889.2)    170,563.0      21,376.5      10,284.8      11,866.8
(Payments) / Borrowings on Revolver                                    0.0           0.0           0.0           0.0           0.0
                                                                ----------    ----------    ----------    ----------    ----------
    Total Change In Cash                                        ($12,889.2)   $170,563.0     $21,376.5     $10,284.8     $11,866.8
                                                                ==========    ==========    ==========    ==========    ==========

Beginning Cash Balance                                            63,694.0      63,694.0     234,257.0     255,633.5     265,918.2
Change In Cash                                                   (12,889.2)    170,563.0      21,376.5      10,284.8      11,866.8
                                                                ----------    ----------    ----------    ----------    ----------
    Ending Cash Balance                                          $50,804.8    $234,257.0    $255,633.5    $265,918.2    $277,785.0
                                                                ==========    ==========    ==========    ==========    ==========

                                                                     Projected (1)
                                                                ------------------------

Fiscal Year End 12/31                                              2003          2004
                                                                ----------    ----------
Cash Flow From Operations
Net Income                                                       $19,843.0     $24,159.6
Depreciation                                                       4,845.6       5,916.3
Amortization of Existing Goodwill                                      0.0           0.0
Amortization of Intangible Assets                                      0.0           0.0
Deferred Taxes                                                         0.0           0.0
Loss/(Gain) on Disposition
    SEG                                                                0.0           0.0
    HDP                                                                0.0           0.0
    San Jose                                                           0.0           0.0
    Palo Alto                                                          0.0           0.0
    Wireless Products Group                                            0.0
    Telecommunications Group                                           0.0
Minority Interest                                                      0.0           0.0
Change in Working Capital                                         (2,382.8)     (2,859.4)
Change in Other Assets                                                 0.0           0.0
Change in Other Liabilities                                            0.0           0.0
                                                                ----------    ----------
    Cash Provided/(Used) by Operating Activities                 $22,305.8     $27,216.4

Cash Flow From Investing Activities
Capital Expenditures                                              (8,650.0)     (8,965.1)
                                                                ----------    ----------
Proceeds from Disposition
    SEG                                                                0.0           0.0
    HDP                                                                0.0           0.0
    San Jose                                                           0.0           0.0
    Palo Alto                                                          0.0           0.0
    Wireless Products Group                                            0.0
    Telecommunications Group                                           0.0
                                                                ----------    ----------
    Cash Provided / (Used) by Investing Activities               ($8,650.0)    ($8,965.1)

Cash Flow From Financing Activities
Dividend to Subsidiary                                                 0.0           0.0
Change in Existing Senior Debt Warrior                                 0.0           0.0
Change in Existing Subordinated Debt Warrior                           0.0           0.0
Change in Existing Preferred Stock                                     0.0           0.0
Dividend Paid to Common Shareholders                                   0.0           0.0
NOLs                                                                   0.0           0.0
Change in Common Equity                                                0.0           0.0
Accrued Liabilities, Retention Agreements, & Transaction Fees          0.0           0.0
Cash from Exercise of Options                                          0.0           0.0
                                                                ----------    ----------
    Cash Provided / (Used) by Financing Activities                     0.0           0.0
                                                                ----------    ----------

(Deficiency) / Excess Cash                                        13,655.8      18,251.3
(Payments) / Borrowings on Revolver                                    0.0           0.0
                                                                ----------    ----------
    Total Change In Cash                                         $13,655.8     $18,251.3
                                                                ==========    ==========

Beginning Cash Balance                                           277,785.0     291,440.8
Change In Cash                                                    13,655.8      18,251.3
                                                                ----------    ----------
    Ending Cash Balance                                         $291,440.8    $309,692.2
                                                                ==========    ==========

(1) Source: Management estimates


CIBC [LOGO]
World Markets                                                                 23

                                              PROJECT JUSTICE | OCTOBER 25, 1999

B  Leveraged Recapitalization Merger Analysis


CIBC [LOGO]
World Markets

                                              PROJECT JUSTICE | OCTOBER 25, 1999

LEVERAGED RECAPITALIZATION MERGER ANALYSIS
================================================================================

Transaction Summary
(Figures in Thousands, Except Per Share Data)        Recapitalization Accounting

--------------------------------------------------------------------------------
                             Transaction Assumptions
--------------------------------------------------------------------------------
Transaction Date:                                                       12/31/99
Goodwill Amortization Period                                                   7
Deferred Financing Fees Amortization Period                                    7
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Trading Information
--------------------------------------------------------------------------------
                                                              Warrior
                                                    ---------------------------
Enterprise Value                                      Current          @ Deal
----------------                                    ----------       ----------
Share Price     10/22/99                                $32.00           $41.13
    Fully Diluted Shares                               6,812.0          7,895.0
Equity Market Value                                 $217,985.0       $324,681.9
Plus: Net Debt                                      (105,801.3)      (234,257.0)
                                                    ----------       ----------
Enterprise Value                                    $112,183.7        $90,424.9

Multiple Analysis
-----------------
    1999 E P/E                                           35.9x            46.lx
    1999 E EBITDA                                        17.5             14.1
    2000 E P/E                                           19.5             25.1
    2000 E EBITDA                                         9.8              7.9
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             Debt Capacity Analysis
--------------------------------------------------------------------------------
LTM EBITDA                                                               9,472.2
Debt / EBITDA Coverage                                                       4.3
                                                                      ----------
Implied Debt Capacity                                                   40,730.2
Less Current Debt                                                           $0.0
                                                                      ----------
Incremental Debt Capacity                                             $40,730.25
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              Goodwill Calculation
--------------------------------------------------------------------------------
Purchase Price of Equity                                                    $0.0
Plus: Transaction Costs                                                      0.0
Less: Tangible Book Value of Warrior                                         0.0
                                                                      ----------
    Total Deal Goodwill                                                     $0.0
                                                                      ==========
Amortization Period (Years)                                                  0.0
Annual Amortization of Transaction Goodwill                                 $0.0

--------------------------------------------------------------------------------
                                 Equity Sources
--------------------------------------------------------------------------------
                                                          Amount     Ownership
                                                        ----------   ----------

Management                                                    $0.0          0.0%
Roll - over Equity                                         5,140.6          9.4%
Financial Sponsor                                         49,464.2         90.6%
                                                        ----------    ----------
Total Equity                                             $54,604.9        100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           Sources and Uses of Funds
--------------------------------------------------------------------------------
Sources of Funds                                 Amount         Rate     Percent
----------------                               ----------     --------  --------
Bank Revolver                                    $1,000.0        9.4%      0.3%
Balance Sheet Cash                              234,257.0                 71.0%
Term Loan A                                      25,000.0        9.4%      7.6%
Term Loan B                                      15,000.0        9.9%      4.5%
Acquisition PIK Preferred                             0.0                  0.0%
Equity Sponsor                                   54,604.9                 16.6%
                                               ----------               --------
    Total Sources of Funds                     $329,861.9                100.0%
Uses of Funds
-------------
Purchase of Warrior Common Equity              $324,681.9                 98.4%
Existing Warrior Current Debt                         0.0                  0.0%
Existing Warrior Senior Debt                          0.0                  0.0%
Transaction Costs                                 3,950.0        4.37%     1.2%
Deferred Fees                                     1,230.0        3.00%     0.4%
                                               ----------               --------
    Total Uses of Funds                        $329,861.9                 100.0%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                         Equity Sponsor IRR Calculation
--------------------------------------------------------------------------------
EBITDA Multiple                             2002          2003           2004
---------------                           --------      --------       --------
     7.Ox                                   18.2%         22.3%          23.3%
     8.Ox                                   25.1%         27.2%          27.1%
     9.Ox                                   31.3%         31.7%          30.4%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      Summary Credit / Leverage Statistics
--------------------------------------------------------------------------------
                                            1999 PF       2000           2001
                                          ---------     --------       --------
Total Debt / EBITDA                          6.4x          3.2x           2.2x
EBITDA / Interest Expense                    1.8           3.4            5.3
(EBITDA-Capex) / Interest Expense            0.4           2.0            3.5
--------------------------------------------------------------------------------


CIBC [LOGO]
World Markets                                                                 24

                                              PROJECT JUSTICE | OCTOBER 25, 1999

LEVERAGED RECAPITALIZATION MERGER ANALYSIS
================================================================================

Balance Sheet - Transaction Adjustments              Recapitalization Accounting
(Figures in Thousands, Except Per Share Data)

                                                                               Adjustments
                                                  Warrior                ------------------------                    Consolidated
                                                   1999                  Financing     Accounting                      Pro Forma
                                                 ---------               ---------    -----------                    -------------
Assets
Cash and Cash Equivalents                        234,257.0               $95,604.9    ($329,861.9)                          $0.0
Accounts Receivable                               17,272.4                       0              0                       17,272.4
Inventory                                          5,524.2                       0              0                        5,524.2
Deferred Income Tax                               35,914.8                       0              0                       35,914.8
Other Current Assets                              17,580.2                       0              0                       17,580.2
                                                ----------               ---------    -----------                      ---------
Total Current Assets                             310,548.6                95,604.9     (329,861.9)                      76,291.6

Net Property, Plant & Equipment                   17,925.0                     0.0            0.0                       17,925.0
Deal Goodwill                                          0.0                     0.0            0.0                            0.0
Existing Goodwill                                      0.0                     0.0            0.0                            0.0
Deferred Fees                                          0.0                     0.0        1,230.0                        1,230.0
Other Intangible Assets                                0.0                     0.0            0.0                            0.0
Other Assets                                         240.0                     0.0            0.0                          240.0
                                                ----------               ---------    -----------                      ---------
Total Assets                                    $328,713.6               $95,604.9    ($328,631.9)                     $95,686.6
                                                ==========               =========    ===========                      =========

Liabilities and Shareholders' Equity
Bank Revolver                                         $0.0                $1,000.0           $0.0                       $1,000.0
Accounts Payable                                  11,388.5                     0.0            0.0                       11,388.5
Other Current Liabilities                         45,861.1                     0.0            0.0                       45,861.1
                                                ----------               ---------    -----------                      ---------
Total Current Liabilities                        $57,249.6                 1,000.0            0.0                      $58,249.6

Other Liabilities                                      0.0                     0.0            0.0                            0.0
Deferred Tax                                           0.0                     0.0            0.0                            0.0

Term Loan A                                            0.0                25,000.0            0.0                       25,000.0
Term Loan B                                            0.0                15,000.0            0.0                       15,000.0
                                                ----------               ---------    -----------                      ---------
  Total Liabilities                              $57,249.6                41,000.0            0.0                      $98,249.6

Minority Interest                                      0.0                     0.0            0.0                            0.0
Existing Preferred Stock                               0.0                     0.0            0.0                            0.0
Acquisition PIK Preferred                              0.0                     0 0            0.0                            0.0
Common Equity                                    271,464.0                54,604.9     (328,631.9)                      (2,563.0)
                                                ----------               ---------    -----------                      ---------
 Total Liabilities and Equity                   $328,713.6               $95,604.9    ($328,631.9)                     $95,686.6
                                                ==========               =========    ===========                      =========

----------------------------------------------------------------------------------------------------------------------------------
Total Debt, Preferred & Minority Interest             $0.0                                                             $41,000.0
Total Stockholders Equity                        271,464.0                                                              (2,563.0)
                                                ----------                                                             ---------
  Total Capitalization                          $271,464.0                                                             $38,437.0
                                                ==========                                                             =========
Total Debt / Equity                                   0.0%                                                              (1599.7%)
Total Debt / Total Capitalization                     0.0%                                                                106.7%
Total Net Debt / Total Capitalization               (86.3%)                                                               106.7%
----------------------------------------------------------------------------------------------------------------------------------


CIBC [LOGO]
World Markets                                                                 25

                                              PROJECT JUSTICE | OCTOBER 25, 1999

LEVERAGED RECAPITALIZATION MERGER ANALYSIS
================================================================================

Warrior Income Statement - Pro Forma for LBO
(Figures in Thousands, Except Per Share Data)

                                                    Estimated                                 Projected
                                                    ----------    ------------------------------------------------------------------
Fiscal Year End 12/31                                  1999          2000          2001          2002          2003          2004
                                                    ----------    ----------    ----------    ----------    ----------    ----------
Sales                                                $83,031.0    $111,000.0    $144,000.0    $180,000.0    $216,000.0    $259,200.0
Cost of Goods Sold                                    50,321.0      70,323.0      91,050.0     113,812.5     136,575.0     163,890.0
                                                    ----------    ----------    ----------    ----------    ----------    ----------
    Gross Profit                                      32,710.0      40,677.0      52,950.0      66,187.5      79,425.0      95,310.0

SG&A                                                   5,027.0       6,336.0       7,392.0       9,240.0      11,088.0      13,305.6
Corp. G&A                                              4,625.0       2,220.0       2,880.0       3,600.0       4,320.0       5,184.0
Research and Development                              16,642.0      19,935.0      25,875.0      32,343.8      38,812.5      46,575.0
                                                    ----------    ----------    ----------    ----------    ----------    ----------
    EBITDA                                             6,416.0      12,186.0      16,803.0      21,003.8      25,204.5      30,245.4

Existing Depreciation                                  2,022.0       2,083.0       2,708.0       3,814.4       4,845.6       5,916.3
Existing Amortization                                      0.0           0.0           0.0           0.0           0.0           0.0
Deal Amortization                                          0.0           0.0           0.0           0.0           0.0           0.0
Amortization of Deferred Financing Fees                  175.7         175.7         175.7         175.7         175.7         175.7
                                                    ----------    ----------    ----------    ----------    ----------    ----------
    EBIT                                               4,218.3       9,927.3      13,919.3      17,013.7      20,183.2      24,153.4

Interest Expense (net)                                 3,588.7       3,588.7       3,160.2       2,987.1       2,736.5       2,354.3
Minority Interest Expense                                  0.0           0.0           0.0           0.0           0.0           0.0
Other Non-Operating Expense                                0.0           0.0           0.0           0.0           0.0           0.0
                                                    ----------    ----------    ----------    ----------    ----------    ----------
    Pre-Tax Income                                       629.6       6,338.6      10,759.1      14,026.5      17,446.6      21,799.1

Provision for Taxes                                      322.1       2,605.7       4,373.9       5,680.9       7,048.9       8,789.9
                                                    ----------    ----------    ----------    ----------    ----------    ----------
    Net Income                                           307.5       3,732.9       6,385.2       8,345.6      10,397.7      13,009.2

Preferred Dividends                                        0.0           0.0           0.0           0.0           0.0           0.0
                                                    ----------    ----------    ----------    ----------    ----------    ----------
    Net Income to Common                                $307.5      $3,732.9      $6,385.2      $8,345.6     $10,397.7     $13,009.2

Margin & Growth Rate Analysis
    Revenue Growth                                         --          33.7%         29.7%         25.0%         20.0%         20.0%
    COGS as a % of Sales                                 60.6%         63.4%         63.2%         63.2%         63.2%         63.2%
    Gross Margin                                         39.4%         36.6%         36.8%         36.8%         36.8%         36.8%
    SG&A as a % of Sales                                  6.1%          5.7%          5.1%          5.1%          5.1%          5.1%
    Research and Development Expenses as a % of Sales    20.0%         18.0%         18.0%         18.0%         18.0%         18.0%
    Depreciation & Amortization as a % of Sales           2.4%          1.9%          1.9%          2.1%          2.2%          2.3%
    EBITDA Margin                                         7.7%         11.0%         11.7%         11.7%         11.7%         11.7%
    EBIT Margin                                           5.1%          8.9%          9.7%          9.5%          9.3%          9.3%
    Effective Tax Rate                                   40.0%         40.0%         40.0%         40.0%         40.0%         40.0%
    Net Margin                                            0.4%          3.4%          4.4%          4.6%          4.8%          5.0%
    Net Income Growth                                      --        1114.1%         71.1%         30.7%         24.6%         25.1%


CIBC [LOGO]
World Markets                                                                 26

                                              PROJECT JUSTICE | OCTOBER 25, 1999

LEVERAGED RECAPITALIZATION MERGER ANALYSIS
================================================================================

Warrior Balance Sheet - Pro Forma for LBO
(Figures in Thousands, Except Per Share Data)

                                        Estimated                             Projected
                                       ----------   --------------------------------------------------------------
                                          1999         2000         2001         2002         2003         2004
                                       ----------   ----------   ----------   ----------   ----------   ----------
Assets
Cash and Cash Equivalents                    $0.0    $10,192.9     $9,465.4    $10,618.3    $13,229.5    $18,231.2
Accounts Receivable                      17,272.4     23,001.0     29,760.1     37,133.6     44,507.1     53,355.4
Inventory                                 5,524.2      7,737.5     10,031.0     12,549.7     15,068.5     18,091.0
Deferred Income Tax                      35,914.8     35,914.8     35,914.8     35,914.8     35,914.8     35,914.8
Other Current Assets                     17,580.2     18,073.4     18,655.4     19,290.2     19,925.1     20,686.9
                                       ----------   ----------   ----------   ----------   ----------   ----------
Total Current Assets                     76,291.6     94,919.6    103,826.6    115,506.6    128,645.0    146,279.2

Net Property, Plant & Equipment          17,925.0     20,742.0     23,934.0     27,394.6     31,199.0     34,247.8
Deal Goodwill                                 0.0          0.0          0.0          0.0          0.0          0.0
Existing Goodwill                             0.0          0.0          0.0          0.0          0.0          0.0
Deferred Fees                             1,230.0      1,054.3        878.6        702.9        527.1        351.4
Other Intangible Assets                       0.0          0.0          0.0          0.0          0.0          0.0
Other Assets                                240.0        240.0        240.0        240.0        240.0        240.0
                                       ----------   ----------   ----------   ----------   ----------   ----------
Total Assets                            $95,686.6   $116,955.9   $128,879.2   $143,844.1   $160,611.1   $181,118.5
                                       ==========   ==========   ==========   ==========   ==========   ==========

Liabilities and Shareholders' Equity

Bank Revolver                            $1,000.0         $0.0         $0.0         $0.0         $0.0         $0.0
Accounts Payable                         11,388.5     15,350.0     19,455.2     23,963.4     28,471.7     33,881.7
Other Current Liabilities                45,861.1     48,686.0     52,019.0     55,655.0     59,291.0     63,654.2
                                       ----------   ----------   ----------   ----------   ----------   ----------
Total Current Liabilities                58,249.6     64,036.0     71,474.2     79,618.4     87,762.7     97,535.9

Other Liabilities                             0.0          0.0          0.0          0.0          0.0          0.0
Deferred Tax                                  0.0          0.0          0.0          0.0          0.0          0.0

Term Loan A                              25,000.0     24,000.0     22,250.0     20,875.0     19,250.0     17,125.0
Term Loan B                              15,000.0     14,850.0     14,700.0     14,550.0     14,400.0     14,250.0
                                       ----------   ----------   ----------   ----------   ----------   ----------
  Total Liabilities                      98,249.6    102,886.0    108,424.2    115,043.4    121,412.7    128,910.9

Minority Interest                             0.0          0.0          0.0          0.0          0.0          0.0
Existing Preferred Stock                      0.0          0.0          0.0          0.0          0.0          0.0
Acquisition PIK Preferred                     0.0          0.0          0.0          0.0          0.0          0.0
Common Equity                            (2,563.0)    14,069.9     20,455.1     28,800.7     39,198.4     52,207.6
                                       ----------   ----------   ----------   ----------   ----------   ----------
  Total Liabilities and Equity          $95,686.6   $116,955.9   $128,879.2   $143,844.1   $160,611.1   $181,118.5
                                       ==========   ==========   ==========   ==========   ==========   ==========


CIBC [LOGO]
World Markets                                                                 27

                                              PROJECT JUSTICE | OCTOBER 25, 1999

LEVERAGED RECAPITALIZATION MERGER ANALYSIS
================================================================================

Warrior Cash Flow Statement - Pro Forma for LBO
(Figures in Thousands, Except Per Share Data)

                                                                          Projected
                                                 -------------------------------------------------------------
                                                   2000         2001         2002         2003         2004
                                                 ---------    ---------    ---------    ---------    ---------
Cash Flow from Operations
Net Income                                        $3,732.9     $6,385.2     $8,345.6    $10,397.7    $13,009.2
Existing Depreciation                              2,083.0      2,708.0      3,814.4      4,845.6      5,916.3
Existing Goodwill Amortization                         0.0          0.0          0.0          0.0          0.0
Existing Amortization of Other Intangibles             0.0          0.0          0.0          0.0          0.0
Deal Amortization                                      0.0          0.0          0.0          0.0          0.0
Amortization of Deferred Financing Fees              175.7        175.7        175.7        175.7        175.7
Deferred Taxes                                         0.0          0.0          0.0          0.0          0.0
Minority Interest                                      0.0          0.0          0.0          0.0          0.0
Change in Working Capital                         (1,648.7)    (2,196.4)    (2,382.8)    (2,382.8)    (2,859.4)
Change in Other Assets                                 0.0          0.0          0.0          0.0          0.0
Change in Other Liabilities                            0.0          0.0          0.0          0.0          0.0
                                                 ---------    ---------    ---------    ---------    ---------
  Cash Provided/(Used) by Operating Activities    $4,342.9     $7,072.5     $9,952.9    $13,036.2    $16,241.8

Cash Flow From Investing Activities
Capital Expenditures                              (4,900.0)    (5,900.0)    (7,275.0)    (8,650.0)    (8,965.1)
Proceeds from Disposition
  SEG                                             (5,700.0)         0.0          0.0          0.0          0.0
  HDP                                             (1,600.0)         0.0          0.0          0.0          0.0
  Palo Alto                                       (5,000.0)         0.0          0.0          0.0          0.0
  Telecommunications Group                          (600.0)         0.0          0.0          0.0          0.0
                                                 ---------    ---------    ---------    ---------    ---------
  Cash Provided/(Used) by Investing Activities    $8,000.0    ($5,900.0)   ($7,275.0)   ($8,650.0)   ($8,965.1)

Cash Flow From Financing Activities
Change in Acquisition Term A                      (1,000.0)    (1,750.0)    (1,375.0)    (1,625.0)    (2,125.0)
Change in Acquisition Term B                        (150.0)      (150.0)      (150.0)      (150.0)      (150.0)
Existing Preferred Stock                               0.0          0.0          0.0          0.0          0.0
Plus: Non-cash Dividend                                0.0          0.0          0.0          0.0          0.0
Less: Common Dividend Paid                             0.0          0.0          0.0          0.0          0.0
                                                 ---------    ---------    ---------    ---------    ---------
  Cash Provided/(Used) by Investing Activities   ($1,150.0)   ($1,900.0)   ($1,525.0)   ($1,775.0)   ($2,275.0)

(Deficiency)/Excess Cash                         $11,192.9      ($727.5)    $1,152.9     $2,611.2     $5,001.7
(Payments)/Borrowings on Revolver                 (1,000.0)         0.0          0.0          0.0          0.0
                                                 ---------    ---------    ---------    ---------    ---------
  Total Change In Cash                           $10,192.9      ($727.5)    $1,152.9     $2,611.2     $5,001.7

Beginning Cash Balance                                $0.0    $10,192.9     $9,465.4    $10,618.3    $13,229.5
Change in Cash                                    10,192.9       (727.5)     1,152.9      2,611.2      5,001.7
                                                 ---------    ---------    ---------    ---------    ---------
Ending Cash Balance                              $10,192.9     $9,465.4    $10,618.3    $13,229.5    $18,231.2


CIBC [LOGO]
World Markets                                                                 28

                                              PROJECT JUSTICE | OCTOBER 25, 1999

LEVERAGED RECAPITALIZATION MERGER ANALYSIS
================================================================================

Summary Financials & Credit Analysis - Pro Forma for LBO
(Figures in Thousands, Except Per Share Data)

                                                                   Projected
                                       ------------------------------------------------------------------
                                          2000          2001          2002          2003          2004
                                       ----------    ----------    ----------    ----------    ----------
Income Statement Items
Revenue                                $111,000.0    $144,000.0    $180,000.0    $216,000.0    $259,200.0
EBITDA                                   12,186.0      16,803.0      21,003.8      25,204.5      30,245.4
EBITDA-Capex                              7,286.0      10,903.0      13,728.8      16,554.5      21,280.3
EBIT                                      9,927.3      13,919.3      17,013.7      20,183.2      24,153.4
Cash Interest Expense                     3,588.7       3,160.2       2,987.1       2,736.5       2,354.3
Total Fixed Charges (1)                   3,588.7       3,160.2       2,987.1       2,736.5       2,354.3

Balance Sheet Items
Total Debt                              $38,850.0     $36,950.0     $35,425.0     $33,650.0     $31,375.0
Total Debt, Preferred & MI               38,850.0      36,950.0      35,425.0      33,650.0      31,375.0
Net Debt                                 28,657.1      27,484.6      24,806.7      20,420.5      13,143.8
Equity                                   14,069.9      20,455.1      28,800.7      39,198.4      52,207.6
                                       ----------    ----------    ----------    ----------    ----------
Total Capitalization                     42,727.0      47,939.7      53,607.4      59,618.9      65,351.4

Total Debt/EBITDA                            3.2x          2.2x          1.7x          1.3x          l.0x
Total Debt, Preferred & MI/EBITDA            3.2x          2.2x          1.7x          1.3x          l.0x

Net Debt/Equity                            203.7%        134.4%         86.1%         52.1%         25.2%
Net Debt/Capitalization                     67.1%         57.3%         46.3%         34.3%         20.1%

Coverages
EBITDA/Cash Interest Expense                 3.4x          5.3x          7.0x          9.2x         12.8x
(EBITDA-Capex)/Cash Interest Expense          2.0           3.5           4.6           6.0           9.0
EBITDA/Fixed Charges (1)                      3.4           5.3           7.0           9.2          12.8
(EBITDA-Capex)/Fixed Charges                  2.0           3.5           4.6           6.0           9.0

(1)   Fixed charges defined as cash interest plus PIK preferred dividends.


CIBC [LOGO]
World Markets                                                                 29

                                              PROJECT JUSTICE | OCTOBER 25, 1999

C  Comparable Companies Analysis


CIBC [LOGO]
World Markets

                                              PROJECT JUSTICE | OCTOBER 25, 1999

COMPARABLE COMPANIES ANALYSIS
================================================================================

Trading Multiples Comparison

[The following tables were represented as bar charts in the printed materials.]

--------------------------------------------------------------------------------
                                1999 FV/Revenues
--------------------------------------------------------------------------------

SAWS (1)              7.6x
PWAV (1)              4.6x
SPCT (1)              2.2x
REMC (2)              1.4x
ALN (2)               1.1x
CLTK (2)              0.8x
ARX (2)               0.8x
ELMG (2)              0.4x

--------------------------------------------------------------------------------
                                 1999 FV/EBITDA
--------------------------------------------------------------------------------

PWAV (1)             36.9x
SAWS (1)             15.7x
REMC (2)             12.6x
ALN (2)               9.5x
ARX (2)               4.0x
ELMG (2)              3.4x
CLTK                   NM
SPCT                   NM

--------------------------------------------------------------------------------
                                    1999 PE
--------------------------------------------------------------------------------

ALN (2)              64.7x
PWAV (1)             51.7x
SAWS (1)             35.4x
REMC (2)             25.6x
ARX (2)              10.0x
ELMG (2)              8.7x
CLTK                   NM
SPCT                   NM

--------------------------------------------------------------------------------
                                2000 FV/Revenues
--------------------------------------------------------------------------------

PWAV (1)              4.2x
REMC (2)              1.1x
ALN (2)               0.9x
CLTK (2)              0.8x
ARX (2)               0.5x
SAWS                   NA
SPCT                   NA
ELMG                   NA

--------------------------------------------------------------------------------
                                 2000 FV/EBITDA
--------------------------------------------------------------------------------

PWAV (1)             27.6x
REMC (2)              9.7x
ALN (2)               6.1x
ARX (2)               2.2x
SPCT                   NA
SAWS                   NA
ELMG                   NA
CLTK                   NM

--------------------------------------------------------------------------------
                                    2000 PE
--------------------------------------------------------------------------------

PWAV (1)             40.0x
SAWS (1)             31.7x
ALN (2)              20.6x
REMC (2)             12.1x
ARX (2)               7.9x
ELMG (2)              7.1x
SPCT                   NM
CLTK                   NM

(1) Market Cap. greater than $300 million
(2) Market Cap. less than $300 million


CIBC [LOGO]
World Markets                                                                 30

                                              PROJECT JUSTICE | OCTOBER 25, 1999

COMPARABLE COMPANIES ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                                   Market                                 MVE        Stock Price(a)/
                                      Stock       Value of        Net        Firm      --------   ---------------------
Company                              Price(a)     Equity(b)     Debt(c)     Value(d)    LTM NI    1999E EPS   2000E EPS
------------------------------------------------------------------------------------------------------------------------
Allen Telecom Inc             ALN     $9.06        $250,257    $105,432     $355,689       NM        64.7x       20.6x
Aeroflex Inc                  ARX      5.69         105,687      31,985      137,672      9.0x       10.0         7.9
Celeritek Inc                CLTK      5.63          41,519      (6,339)      35,716       NM          NM          NM
EMS Technologies Inc.        ELMG      8.69          75,657      29,687      105,344     11.7         8.7         7.1
Powerwave Technologies Inc   PWAV     62.75       1,082,282     (58,849)   1,167,415       NM        51.7        40.0
Remec Inc                    REMC     11.31         285,005     (59,534)     225,470       NM        25.6        12.1
Sawtek Inc                   SAWS     44.19         924,140    (108,279)     848,188     34.7        35.4        31.7
Spectrian Corporation        SPCT     29.88         305,610     (49,565)     262,831       NM          NM          NM
------------------------------------------------------------------------------------------------------------------------
High                                             $1,082,282    $105,432                  34.7x       64.7x       40.0x
Median                                              267,631     (27,952)                 11.7        30.5        16.4
Mean                                                383,770     (14,433)                 18.5        32.7        19.9
Low                                                  41,519    (108,279)                  9.0         8.7         7.1
------------------------------------------------------------------------------------------------------------------------

Excludes companies with market cap. greater than $300 million
------------------------------------------------------------------------------------------------------------------------
High                                               $285,005                              11.7x       64.7x       20.6x
Median                                              105,687                              10.4        17.8        10.0
Mean                                                151,625                              10.4        27.3        11.9
Low                                                  41,519                               9.0         8.7         7.1
------------------------------------------------------------------------------------------------------------------------

                                       Firm Value(d)/LTM           5-Yr.    Cal. '99 P/E
                                   --------------------------    Est. EPS      as % of
Company                            Revenues   EBITDA    EBIT     Growth(a)    5 Yr. Gr.
-----------------------------------------------------------------------------------------
Allen Telecom Inc             ALN      1.1x    15.7x      NM        11.7%        176.5%
Aeroflex Inc                  ARX      0.9      5.0      6.5x       31.9          24.8
Celeritek Inc                CLTK      0.9       NM       NM          NA            NA
EMS Technologies Inc.        ELMG      0.5      5.2     10.0        25.0          28.5
Powerwave Technologies Inc   PWAV      6.4    251.7       NM        32.0         124.9
Remec Inc                    REMC      1.3     47.4       NM        25.0          48.5
Sawtek Inc                   SAWS      9.1     18.9     22.3        34.4          92.1
Spectrian Corporation        SPCT      2.6       NM       NM          NA            NA
-----------------------------------------------------------------------------------------
High                                   9.1x   251.7x    22.3x       34.4%        176.5%
Median                                 1.2     17.3     10.0        28.5          70.3
Mean                                   2.8     57.3     12.9        26.7          82.5
Low                                    0.5      5.0      6.5        11.7          24.8
-----------------------------------------------------------------------------------------

Excludes companies with market cap. greater than $300 million
-----------------------------------------------------------------------------------------
High                                   1.3x    47.4x    10.0x       31.9%        176.5%
Median                                 0.9     10.5      8.3        25.0          38.5
Mean                                   0.9     18.3      8.3        23.4          69.6
Low                                    0.5      5.0      6.5        11.7          24.8
-----------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.
LTM:  Latest Twelve Months.
NM:   Not Meaningful. NA: Not Available
All estimates are presented on a calendar basis.
Blue multiples represent outliers and companies with market cap. greater than $300 million.
(a)   Stock price and First Call Estimates as of October 22, 1999.
(b) Market Value of Equity (MVE) reflects fully diluted shares (common shares outstanding, options, warrants, in-the-money convertibles).
(c) Net Debt equals straight debt, minority interest, straight preferred stock, all out-of-the-money convertibles, less investments in unconsolidated affiliates and cash.
(d) Based on research analyst estimates. Firm Value (FV) equals Market Value of Equity plus Net Debt.


CIBC [LOGO]
World Markets                                                                 31

                                              PROJECT JUSTICE | OCTOBER 25, 1999

COMPARABLE COMPANIES ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                      MVE        Stock Price(a)/               Firm Value(d)/LTM             Firm Value(d)/1999E
                                    ------   ----------------------    ------------------------------    ---------------------------
Company                             LTM NI   1999E EPS    2000E EPS    Revenues     EBITDA      EBIT     Revenues    EBITDA    EBIT
------------------------------------------------------------------------------------------------------------------------------------
Allen Telecom Inc             ALN      NM        64.7x        20.6x        1.1x      15.7x        NM         1.1x       9.5x   29.5x
Aeroflex Inc                  ARX     9.0x       10.0          7.9         0.9        5.0        6.5x        0.8        4.0     5.1
Celeritek Inc                CLTK      NM          NM           NM         0.9         NM         NM         0.8         NM      NM
EMS Technologies Inc.        ELMG    11.7         8.7          7.1         0.5        5.2       10.0         0.4        3.4     5.6
Powerwave Technologies Inc   PWAV      NM        51.7         40.0         6.4         NM         NM         4.6       36.9    54.8
Remec Inc                    REMC      NM        25.6         12.1         1.3       47.4         NM         1.4       12.6    30.8
Sawtek Inc                   SAWS    34.7        35.4         31.7         9.1       18.9       22.3         7.6       15.7    18.5
Spectrian Corporation        SPCT      NM          NM           NM         2.6         NM         NM         2.2         NM      NM
------------------------------------------------------------------------------------------------------------------------------------
High                                 34.7x       64.7x        40.0x        9.1x      47.4x      22.3x        7.6x      36.9x   54.8x
Median                               11.7        30.5         16.4         1.2       15.7       10.0         1.2       11.0    24.0
Mean                                 18.5        32.7         19.9         2.8       18.4       12.9         2.4       13.7    24.0
Low                                   9.0         8.7          7.1         0.5        5.0        6.5         0.4        3.4     5.1
------------------------------------------------------------------------------------------------------------------------------------

Excludes companies with market cap. greater than $300 million
------------------------------------------------------------------------------------------------------------------------------------
High                                 11.7x       64.7x        20.6x        1.3x      47.4x      10.0x        1.4x      12.6x   30.8x
Median                               10.4        17.8         10.0         0.9       10.5        8.3         0.8        6.7    17.5
Mean                                 10.4        27.3         11.9         0.9       18.3        8.3         0.9        7.4    17.7
Low                                   9.0         8.7          7.1         0.5        5.0        6.5         0.4        3.4     8.1
------------------------------------------------------------------------------------------------------------------------------------

                                        Firm Value(d)/2000E
                                    ----------------------------
Company                             Revenues     EBITDA    EBIT
----------------------------------------------------------------
Allen Telecom Inc             ALN       0.9x       6.1x    12.3x
Aeroflex Inc                  ARX       0.5        2.2      2.7
Celeritek Inc                CLTK       0.8         NM       NM
EMS Technologies Inc.        ELMG        NA         NA       NA
Powerwave Technologies Inc   PWAV       4.2       27.6     37.5
Remec Inc                    REMC       1.1        9.7     22.0
Sawtek Inc                   SAWS        NA         NA       NA
Spectrian Corporation        SPCT        NA         NA       NA
----------------------------------------------------------------
High                                    4.2x      27.6x    37.5x
Median                                  0.9        7.9     17.1
Mean                                    1.5       11.4     18.6
Low                                     0.5        2.2      2.7
----------------------------------------------------------------

Excludes companies with market cap. greater than $300 million
----------------------------------------------------------------
High                                    1.1x       9.7x    22.0x
Median                                  0.9        6.1     12.3
Mean                                    0.8        6.0     12.3
Low                                     0.5        2.2      2.7
----------------------------------------------------------------

Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.
LTM:  Latest Twelve Months.
NM:   Not Meaningful. NA: Not Available
All estimates are presented on a calendar basis.
Blue multiples reflect outliers and companies with market cap. greater than $300 million.
(a)   Stock price and First Call Estimates as of October 22, 1999.
(b) Market Value of Equity (MVE) reflects fully diluted shares (common shares outstanding, options, warrants, in-the-money convertibles).
(c) Net Debt equals straight debt, minority interest, straight preferred stock, all out-of-the-money convertibles, less investments in unconsolidated affiliates and cash.
(d) Based on research analyst estimates. Firm Value (FV) equals Market Value of Equity plus Net Debt.


CIBC [LOGO]
World Markets                                                                 32

                                              PROJECT JUSTICE | OCTOBER 25, 1999

COMPARABLE COMPANIES ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                                                        LTM Operating Results
                                             ------------------------------------------------------------------------
                                     LTM         Net      Gross                                                Net
Company                             Ended     Revenues    Profit     SG&A      R&D       EBITDA      EBIT     Income
-----------------------------------------------------------------------------------------------------------------------
Allen Telecom Inc             ALN   Jun-99    $330,036   $86,777   $62,307   $30,270   $22,619     $(3,234)  $(6,845)
Aeroflex Inc                  ARX   Jun-99     157,104    58,459    27,763     9,612    27,738      21,084    11,777
Celeritek Inc                CLTK   Jun-99      41,120     6,591     8,213     5,505    (4,016)     (7,127)   (6,875)
EMS Technologies Inc.        ELMG   Jul-99     210,904    69,886    41,774    17,567    20,265      10,545     6,447
Powerwave Technologies Inc   PWAV   Jul-99     180,999    49,942    21,003    31,636     4,638      (2,697)     (798)
Remec Inc                    REMC   Jul-99     174,704    42,392    36,355    12,523     4,755      (6,487)   (3,689)
Sawtek Inc                   SAWS   Jun-99      93,283    53,095     9,098     5,691    44,990      38,110    27,549
Spectrian Corporation        SPCT   Jun-99     100,031     4,988    17,133    25,658   (23,561)    (37,803)  (34,337)
-----------------------------------------------------------------------------------------------------------------------
High                                          $330,036   $86,777   $62,307   $31,636   $44,990     $38,110   $27,549
Median                                         165,904    51,519    24,383    15,045    12,510      (2,966)   (2,244)
Mean                                           161,023    46,516    27,956    17,308    12,179       1,549      (846)
Low                                             41,120     4,988     8,213     5,505   (23,561)    (37,803)  (34,337)
-----------------------------------------------------------------------------------------------------------------------

                                                         LQA Operating Results
                                             --------------------------------------------
                                     LTM       Net                                 Net
Company                             Ended    Revenues    EBITDA         EBIT      Income
-----------------------------------------------------------------------------------------
Allen Telecom Inc             ALN   Jun-99   $310,004    $27,617      $10,280        $68
Aeroflex Inc                  ARX   Jun-99    162,416     30,274       23,620      1,983
Celeritek Inc                CLTK   Jun-99     40,752     (8,552)     (11,492)   (30,152)
EMS Technologies Inc.        ELMG   Jul-99    269,820     26,866       15,348      8,360
Powerwave Technologies Inc   PWAV   Jul-99    273,972     31,496       22,796     16,808
Remec Inc                    REMC   Jul-99    189,303     (1,189)     (14,270)   (11,250)
Sawtek Inc                   SAWS   Jun-99    104,180     52,636       45,372     32,548
Spectrian Corporation        SPCT   Jun-99    125,936       (824)     (14,316)   (10,488)
-----------------------------------------------------------------------------------------
High                                         $310,004    $52,636      $45,372    $32,546
Median                                        175,860     27,242       12,814      1,026
Mean                                          184,548     19,791        9,667        985
Low                                            40,752     (8,552)     (14,316)   (30,152)
-----------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income, and EPS adjusted for unusual and nonrecurring items.
LTM:  Latest Twelve Months.


CIBC [LOGO]
World Markets                                                                 33

                                              PROJECT JUSTICE | OCTOBER 25, 1999

COMPARABLE COMPANIES ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                                                             LTM Margins
                                            -----------------------------------------------------------------------
                                     LTM     Gross                                          Net
Company                             Ended    Profit   SG&A     R&D    EBITDA    EBIT      Income    CAPEX      NWC
-------------------------------------------------------------------------------------------------------------------
Allen Telecom Inc             ALN   Jun-99    26.3%   18.9%    9.2%     6.9%    (1.0)%     (2.1)%    4.2%     40.3%
Aeroflex Inc                  ARX   Jun-99    37.2    17.7     6.1     17.7     13.4        7.5      5.8      30.3
Celeritek Inc                CLTK   Jun-99    16.0    20.0    13.4     (9.8)   (17.3)     (16.7)     3.1      32.8
EMS Technologies Inc.        ELMG   Jul-99    33.1    19.8     8.3      9.6      5.0        3.1      5.3      26.1
Powerwave Technologies Inc   PWAV   Jul-99    27.6    11.6    17.5      2.6     (1.5)      (0.4)     4.3      21.3
Remec Inc                    REMC   Jul-99    24.3    20.8     7.2      2.7     (3.7)      (2.1)    12.5      28.8
Sawtek Inc                   SAWS   Jun-99    56.9     9.8     6.1     48.2     40.9       29.5      5.0      18.5
Spectrian Corporation        SPCT   Jun-99     5.0    17.1    25.7    (23.6)   (37.8)     (34.3)     7.7      17.2
-------------------------------------------------------------------------------------------------------------------
High                                          56.9%   20.8%   25.7%    48.2%    40.9%      29.5%    12.5%     40.3%
Median                                        26.9    18.3     8.8      4.8     (1.2)      (1.3)     5.2      27.5
Mean                                          28.3    17.0    11.7      6.8     (0.3)      (1.9)     6.0      26.9
Trimmed Mean                                  27.4    17.5    10.3      4.9     (0.8)      (1.8)     5.4      26.3
Low                                            5.0     9.8     6.1    (23.6)   (37.8)     (34.3)     3.1      17.2
-------------------------------------------------------------------------------------------------------------------

                                                   LQA Margins
                                            --------------------------
                                     LTM                        Net
Company                             Ended   EBITDA     EBIT    Income
----------------------------------------------------------------------
Allen Telecom Inc             ALN   Jun-99    8.9%      3.3%     0.0%
Aeroflex Inc                  ARX   Jun-99   18.6      14.5      1.2
Celeritek Inc                CLTK   Jun-99  (21.0)    (28.2)   (74.0)
EMS Technologies Inc.        ELMG   Jul-99   10.0       5.7      3.1
Powerwave Technologies Inc   PWAV   Jul-99   11.5       8.3      6.1
Remec Inc                    REMC   Jul-99   (0.6)     (7.5)    (5.9)
Sawtek Inc                   SAWS   Jun-99   50.5      43.6     31.2
Spectrian Corporation        SPCT   Jun-99   (0.7)    (11.4)    (8.3)
----------------------------------------------------------------------
High                                         50.5%     43.6%    31.2%
Median                                        9.4       4.5      0.6
Mean                                          9.7       3.5     (5.8)
Trimmed Mean                                  8.0       2.2     (0.6)
Low                                         (21.0)    (28.2)   (74.0)
----------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income, and EPS adjusted for unusual and nonrecurring items.
LTM:  Latest Twelve Months.


CIBC [LOGO]
World Markets                                                                 34

                                              PROJECT JUSTICE | OCTOBER 25, 1999

COMPARABLE COMPANIES ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                       Debt       Debt                                  CAPEX      CAPEX      Deprec.
                                    ----------   ------   Current    A/R      A/P      -------    --------    --------
 Company                            Total Cap.   EBITDA    Ratio    (DSO)   (DCOGSO)   Deprec.    Revenues    Net PPE
----------------------------------------------------------------------------------------------------------------------
Allen Telecom Inc             ALN      33.0%       5.3x     3.5      92.8     42.4       0.5x        4.2%       47.2%
Aeroflex Inc                  ARX      25.4        1.3      2.5      92.9     29.9       1.4         5.8        13.1
Celeritek Inc                CLTK       6.2         NM      3.3      91.7     43.4       0.4         3.1        47.2
EMS Technologies Inc.        ELMG      28.0        2.0      2.7     101.5     55.9       1.1         5.3        22.4
Powerwave Technologies Inc   PWAV       0.3        0.1      3.7      83.8     51.4       1.1         4.3        31.6
Remec Inc                    REMC       0.0        0.0      5.0      62.3     29.1       1.9        12.5        19.0
Sawtek Inc                   SAWS       1.5        0.1     17.4      58.1     23.9       0.7         5.0        17.1
Spectrian Corporation        SPCT       6.2         NM      4.0      63.4     33.1       0.5         7.7        55.0
----------------------------------------------------------------------------------------------------------------------
High                                   33.0%       5.3x    17.4     101.5     55.9       1.9x       12.5%       55.0%
Median                                  6.2        0.7      3.6      87.8     37.8       0.9         5.2        27.0
Mean                                   12.6        1.5      5.3      80.8     38.6       1.0         6.0        31.6
Trimmed Mean                           11.3        0.9      3.7      81.2     38.2       0.9         5.4        30.8
Low                                     0.0        0.0      2.5      58.1     23.9       0.4         3.1        13.1
----------------------------------------------------------------------------------------------------------------------

NM:   Not Meaningful.
Note: EBITDA adjusted for unusual and nonrecurring items.
      Debt includes long term debt, short term debt and current portion of long term debt.
      Total Cap. equals debt plus book value of equity.
      All information based on last twelve months.


CIBC [LOGO]
World Markets                                                                 35

                                              PROJECT JUSTICE | OCTOBER 25, 1999

D  Precedent Transactions Analysis


CIBC [LOGO]
World Markets

                                              PROJECT JUSTICE | OCTOBER 25, 1999

PRECEDENT TRANSACTIONS ANALYSIS
================================================================================
(Figures in Thousands, Except per Share Data)



                                                                                      Data                     Type of       Offer
Target                                     Acquiror                                 Announced     Consid.       Trans.       Value
-----------------------------------------------------------------------------------------------------------------------------------
Clarity Wireless                           Cisco Systems, Inc. (Public)              9/1/98        Stock       Purchase    $157,000
Innova (Public)                            Digital Microwave (Public)                7/23/98       Stock       Pooling      107,391
Coherent Communications Systems (Public)   Tellabs Inc (Public)                      2/16/98       Stock       Purchase     664,300
MAS Technology Limited (Public)            Digital Microwave Corporation (Public)   12/23/97       Stock       Purchase      98,600
Celcore Inc. (Private)                     DSC Communication Corporation (Public)   10/29/97       Stock       Purchase     160,995
C&S Hybrid Inc. (Private)                  REMEC, Inc (Public)                       4/11/97       Stock       Purchase      20,284
Magnum Microwave Corporation (Private)     REMEC, Inc. (Public)                      5/17/96       Stock       Purchase      14,705
M/A-Com, Inc. (Public)                     AMP, Inc. (Public)                        3/10/95       Stock       Purchase     268,845
MIC Technology Corporation (Private)       Aeroflex Inc. (Public)                    2/14/96    Stock & Cash   Purchase      39,302
Microwave Networks Inc. (Private)          California Microwave, Inc. (Public)       2/1/95        Stock       Purchase     112,502
-----------------------------------------------------------------------------------------------------------------------------------
High
Median
Mean
Low
-----------------------------------------------------------------------------------------------------------------------------------

                                                                               Premium Analysis(d)
                                                                         ---------------------------------
                                              Net    Firm      Offer        One        Five        Twenty
Target                                      Debt(a) Value(b)  Price(c)   Day Prior   Day Prior   Day Prior
----------------------------------------------------------------------------------------------------------
Clarity Wireless                                $0  $157,000      NA         NA          NA          NA
Innova (Public)                             (9,064)   98,327   $6.83       16.2%       21.5%       30.1%
Coherent Communications Systems (Public)   (23,997)  640,303   43.34       35.4        48.8        88.4
MAS Technology Limited (Public)            (22,289)   76,311   14.50       18.4        19.6        (9.4)
Celcore Inc. (Private)                      28,066   189,061      NA         NA          NA          NA
C&S Hybrid Inc. (Private)                      527    20,811      NA         NA          NA          NA
Magnum Microwave Corporation (Private)      (1,934)   12,771      NA         NA          NA          NA
M/A-Com, Inc. (Public)                      67,537   336,382   10.00       42.9        48.1        40.4
MIC Technology Corporation (Private)         1,939    41,241      NA         NA          NA          NA
Microwave Networks Inc. (Private)              468   112,970      NA         NA          NA          NA
----------------------------------------------------------------------------------------------------------
High                                                                       42.9%       48.8%       88.4%
Median                                                                     26.9        34.8        35.2
Mean                                                                       28.2        34.5        37.4
Low                                                                        16.2        19.6        (9.4)
----------------------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.

LTM:  Latest Twelve Months.

NM:   Not Meaningful. NA: Not Available

(a) Net Debt equals straight debt, minority interest, straight preferred stock, all convertibles (if applicable), less investments in unconsolidated affiliates and cash.

(b)   Firm Value (FV) equals Offer Value for the Equity of the Target plus Net
      Debt.

(c)   If more than one Class of shares exist, refers to price at Class A shares.

(d) Premium based on price of common stock for period specified. If more than one class of shares trade, refers to Class A shares.


CIBC [LOGO]
World Markets                                                                 36

                                              PROJECT JUSTICE | OCTOBER 25, 1999

PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                   Offer Price (Value)/ EPS    Firm Value(b) / LTM    Firm Value(b) / FY + 1  Firm Value(b) / FY + 2
                                   ------------------------   ---------------------   ----------------------  ----------------------
Target                               LTM    FY + 1   FY + 2   Rev.    EBITDA   EBIT   Rev.    EBITDA    EBIT  Rev.    EBITDA    EBIT
------------------------------------------------------------------------------------------------------------------------------------
Clarity Wireless                      NA       NA       NA      NA       NA      NA     NA       NA       NA    NA       NA      NA
Innova                              52.5x      NA       NA     2.0x    23.9x     NM     NA       NA       NA    NA       NA      NA
Coherent Communications Systems    333.4       NA       NA     9.3     31.3      NM     NA       NA       NA    NA       NA      NA
MAS Technology Limited              16.9       NA       NA     1.5       NM      NM     NA       NA       NA    NA       NA      NA
Celcore Inc.                          NM       NA       NA    51.4       NM      NM     NA       NA       NA    NA       NA      NA
C&S Hybrid Inc.                     34.7       NA       NA     1.6     12.8      NM     NA       NA       NA    NA       NA      NA
Magnum Microwave Corporation        21.8       NA       NA     1.4     10.9      NM     NA       NA       NA    NA       NA      NA
M/A-Com, Inc.                         NM       NA       NA     1.0     10.4    45.2     NA       NA       NA    NA       NA      NA
MIC Technology Corporation          19.0       NA       NA     1.7      9.1      NM     NA       NA       NA    NA       NA      NA
Microwave Networks Inc.             69.8       NA       NA     3.1     32.3      NM     NA       NA       NA    NA       NA      NA
------------------------------------------------------------------------------------------------------------------------------------
High                               333.4x      NA       NA    51.4x    32.3x   45.2x    NA       NA       NA    NA       NA      NA
Median                              34.7       NA       NA     1.7     12.8    45.2     NA       NA       NA    NA       NA      NA
Mean                                78.3       NA       NA     8.1     18.7    45.2     NA       NA       NA    NA       NA      NA
Low                                 16.9       NA       NA     1.0      9.1    45.2     NA       NA       NA    NA       NA      NA
------------------------------------------------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income to Common, and EPS adjusted for unusual and nonrecurring items.

LTM:  Latest Twelve Months.

NM:   Not Meaningful. NA: Not Available

(a) Net Debt equals straight debt, minority interest, straight preferred stock, all convertibles (if applicable), less investments in unconsolidated affiliates and cash.

(b)   Firm Value (FV) equals Offer Value for the Equity of the Target plus Net
      Debt.


CIBC [LOGO]
World Markets                                                                 37

                                              PROJECT JUSTICE | OCTOBER 25, 1999

PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                                                        LTM Margins                                LQA Margins
                                         -----------------------------------------------------------------   -----------------------
                                LTM       Gross                                      Net                                       Net
Target                         Ended     Profit    SG&A     R&D   EBITDA    EBIT   Income    CAPEX     NWC   EBITDA    EBIT  Income
------------------------------------------------------------------------------------------------------------------------------------
Clarity Wireless                NA           NA      NA      NA       NA      NA       NA       NA      NA       NA      NA      NA
Innova                        6/30/98      30.9%   16.8%   11.1%     8.5%    3.0%     4.0%     0.3%   46.1%     6.1%     NA     0.0%
Coherent Communications
  Systems                     9/30/97      63.6    24.5    12.0     29.7    27.1     18.2      0.0    15.3     30.0    27.5    18.7
MAS Technology Limited        9/30/97      36.5    19.6    39.6       NM      NM       NM      0.0    27.0       NM      NM      NM
Celcore Inc.                  12/31/96     63.3   292.6   182.1       NM      NM       NM      1.0    97.3       NA      NA      NA
C&S Hybrid Inc.               12/31/96     42.4    29.4     4.0     12.4     9.0      4.5      0.1    24.9       NA      NA      NA
Magnum Microwave Corporation  3/29/96      37.3    19.1     7.4     12.5    10.9      7.2      0.0     9.7       NA      NA      NA
M/A-Com, Inc.                 12/31/94     32.5    24.1     6.2      9.4     2.2       NM      0.0    15.6      4.2      NM      NM
MIC Technology Corporation    10/31/95     39.3    14.9     9.6     18.3    14.8      8.3      0.0     7.8       NA      NA      NA
Microwave Networks Inc.       6/30/94      41.9    23.6    11.9      9.5     6.4      4.4      0.0    29.0       NA      NA      NA
------------------------------------------------------------------------------------------------------------------------------------
High                                       63.6%  292.6%  182.1%    29.7%   27.1%    18.2%     1.0%   97.3%    30.0%   27.5%   18.7%
Median                                     39.3    23.6    11.1     12.4     9.0      5.8      0.0    24.9      6.1    27.5     9.4
Mean                                       43.1    51.6    31.6     14.3    10.5      7.8      0.2    30.3     13.4    27.5     9.4
Low                                        30.9    14.9     4.0      8.5     2.2      4.0      0.0     7.8      4.2    27.5     0.0
------------------------------------------------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income, and EPS adjusted for unusual and nonrecurring items.

LTM:  Latest Twelve Months.

LQA:  Latest Quarter Annualized


CIBC [LOGO]
World Markets                                                                 38

                                              PROJECT JUSTICE | OCTOBER 25, 1999

PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                                                                LTM Operating Results
                                             ---------------------------------------------------------------------------
                                     LTM       Net        Gross                                                   Net
Target                              Ended    Revenues     Profit      SG&A       R&D     EBITDA        EBIT      Income
------------------------------------------------------------------------------------------------------------------------
Clarity Wireless                    NA             NA         NA        NA        NA         NA          NA          NA
Innova                            6/30/98     $48,475    $14,970    $8,138    $5,398     $4,118      $1,434      $1,957
Coherent Communications Systems   9/30/97      68,941     43,848    16,903     8,295     20,481      18,650      12,518
MAS Technology Limited            9/30/97      52,150     19,009    10,218    20,667    (11,402)    (11,877)    (13,775)
Celcore Inc.                      12/31/96      3,680      2,329    10,768     6,700    (14,285)    (15,139)    (14,632)
C&S Hybrid Inc.                   12/31/96     13,112      5,562     3,850       527      1,621       1,185         585
Magnum Microwave Corporation      3/29/96       9,360      3,493     1,784       692      1,171       1,016         676
M/A-Com, Inc.                     12/31/94    344,085    111,680    83,007    21,225     32,402       7,448      (2,443)
MIC Technology Corporation        10/31/95     24,881      9,780     3,696     2,399      4,544       3,685       2,063
Microwave Networks Inc.           6/30/94      36,976     15,497     8,733     4,384      3,502       2,380       1,613
------------------------------------------------------------------------------------------------------------------------
High                                         $344,085   $111,680   $83,007   $21,225    $32,402     $18,650     $12,518
Median                                         36,976     14,970     8,733     5,398      3,502       1,434         676
Mean                                           66,851     25,130    16,344     7,810      4,683         976      (1,271)
Low                                             3,680      2,329     1,784       527    (14,285)    (15,139)    (14,632)
------------------------------------------------------------------------------------------------------------------------

                                              LQA Operating Results
                                  ---------------------------------------------
                                      Net                                 Net
Target                             Revenues    EBITDA        EBIT       Income
-------------------------------------------------------------------------------
Clarity Wireless                         NA        NA          NA           NA
Innova                              $99,828    $6,080       ($260)         $16
Coherent Communications Systems      76,444    22,929      21,016       14,312
MAS Technology Limited              111,597   (59,519)    (60,114)     (63,265)
Celcore Inc.                             NA        NA          NA           NA
C&S Hybrid Inc.                          NA        NA          NA           NA
Magnum Microwave Corporation             NA        NA          NA           NA
M/A-Com, Inc.                       326,436    13,862      (9,812)     (20,260)
MIC Technology Corporation               NA        NA          NA           NA
Microwave Networks Inc.                  NA        NA          NA           NA
-------------------------------------------------------------------------------
High                               $326,436   $22,929     $21,016      $14,312
Median                              105,712     9,971      (5,036)    ( 10,122)
Mean                                153,576    (4,162)    (12,292)     (17,299)
Low                                  76,444   (59,519)    (60,114)     (63,265)
-------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income, and EPS adjusted for unusual and nonrecurring items.

LTM:  Latest Twelve Months.

LQA:  Latest Quarter Annualized.


CIBC [LOGO]
World Markets                                                                 39

                                              PROJECT JUSTICE | OCTOBER 25, 1999

PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                                                        FY-0 Margins
                                          ----------------------------------------------------------------------
                                    FY     Gross                                        Net
Target                             Ended  Profit     SG&A      R&D   EBITDA     EBIT   Income    CAPEX      NWC
----------------------------------------------------------------------------------------------------------------
Clarity Wireless                NA            NA       NA       NA       NA       NA       NA       NA       NA
Innova                          12/31/97    29.5%    20.0%    12.7%     3.9%      NM       NM     21.9%    59.4%
Coherent Communications Systems 12/31/96    62.9     24.3     11.4     29.7     27.2     17.9      3.7     19.4
MAS Technology Limited          3/31/97     40.8     23.6      7.4     10.7      9.8      6.0      1.5     39.5
Celcore Inc.                    12/31/96    63.3    292.6    182.1       NM       NM       NM     95.4     88.3
C&S Hybrid Inc.                 12131/96    42.4     29.4      4.0     12.4      9.0      4.5     10.1     24.9
Magnum Microwave Corporation    3/29/96     37.3     19.1      7.4     12.5     10.9      7.2      3.7      5.0
M/A-Com, Inc.                   10/1/94     34.2     24.0      6.3     11.1      3.8      0.2      4.6     15.7
MIC Technology Corporation      10/31/95    39.3     14.9      9.6     18.3     14.8      8.3      3.2      0.1
Microwave Networks Inc.         6/30/94     41.9     23.6     11.9      9.5      6.4      4.4      2.8     28.1
----------------------------------------------------------------------------------------------------------------
High                                        63.3%   292.6%   182.1%    29.7%    27.2%    17.9%    95.4%    88.3%
Median                                      40.8     23.6      9.6     11.7      9.8      6.0      3.7     24.9
Mean                                        43.5     52.4     28.1     13.5     11.7      6.9     16.3     31.2
Low                                         29.5     14.9      4.0      3.9      3.8      0.2      1.5      0.1
----------------------------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income, and EPS adjusted for unusual and nonrecurring items.


CIBC [LOGO]
World Markets                                                                 40

                                              PROJECT JUSTICE | OCTOBER 25, 1999

PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                                        FY-1 Margins
                                  ---------------------------------------------------------
                                   Gross                                              Net
Target                            Profit      SG&A       R&D    EBITDA      EBIT    Income
-------------------------------------------------------------------------------------------
Clarity Wireless                      NA        NA        NA        NA        NA        NA
Innova                                NA        NA        NA        NA        NA        NA
Coherent Communications Systems     61.2%     23.2%     10.4%     29.3%     27.5%     17.3%
MAS Technology Limited              31.1      16.1       6.7       8.4       8.4       5.6
Celcore Inc.                        64.1      89.5      66.5        NM        NM        NM
C&S Hybrid Inc.                     52.6      34.5       6.1      15.9      11.9       5.3
Magnum Microwave Corporation        39.5      16.5       7.0      17.4      16.0       9.8
M/A-Com, Inc.                       31.6      31.8       5.7       1.2        NM        NM
MIC Technology Corporation          44.3      18.3       9.8      20.1      16.2      14.6
Microwave Networks Inc.             42.8      21.3       9.4      14.4      12.1       9.4
-------------------------------------------------------------------------------------------
High                                64.1%     89.5%     66.5%     29.3%     27.5%     17.3%
Median                              43.6      22.3       8.2      15.9      14.1       9.6
Mean                                45.9      31.4      15.2      15.2      15.4      10.3
Low                                 31.1      16.1       5.7       1.2       8.4       5.3
-------------------------------------------------------------------------------------------

                                                      FY-2 Margins
                                  --------------------------------------------------------
                                   Gross                                             Net
Target                            Profit      SG&A       R&D    EBITDA      EBIT   Income
------------------------------------------------------------------------------------------
Clarity Wireless                      NA        NA        NA        NA        NA       NA
Innova                                NA        NA        NA        NA        NA       NA
Coherent Communications Systems     58.6%     25.0%     13.0%     23.7%     20.6%    12.5%
MAS Technology Limited                NA        NA        NA        NA        NA       NA
Celcore Inc.                        67.2      52.7      47.7        NM        NM       NM
C&S Hybrid Inc.                       NA        NA        NA        NA        NA       NA
Magnum Microwave Corporation        42.7      17.5       6.6      20.0      18.6     14.4
M/A-Com, Inc.                      100.0      33.4       7.5      69.4      59.1     56.5
MIC Technology Corporation            NA        NA        NA        NA        NA       NA
Microwave Networks Inc.             34.2      26.8       9.9       0.4        NM       NM
------------------------------------------------------------------------------------------
High                               100.0%     52.7%     47.7%     69.4%     59.1%    56.5%
Median                              58.6      26.8       9.9      21.9      20.6     14.4
Mean                                60.5      31.1      16.9      28.4      32.7     27.8
Low                                 34.2      17.5       6.6       0.4      18.6     12.5
------------------------------------------------------------------------------------------

Note: EBITDA, EBIT, Net Income, and EPS adjusted for unusual and nonrecurring items.


CIBC [LOGO]
World Markets                                                                 41

                                              PROJECT JUSTICE | OCTOBER 25, 1999

PRECEDENT TRANSACTIONS ANALYSIS
================================================================================

(Figures in Thousands, Except per Share Data)

                                  Debt     Debt   Current   A/R     A/P      CAPEX       CAPEX     Deprec.
                              ------------------                             -----------------------------
Company                       Total Cap.  EBITDA   Ratio   (DSO)  (DCOGSO)   Deprec.    Revenues   Net PPE
----------------------------------------------------------------------------------------------------------
Clarity Wireless                     NA       NA      NA      NA      NA        NA         NA          NA
Innova                              3.0%    0.4x     3.1   101.3   140.0      5.2x       28.9%       16.1%
Coherent Communications Systems     0.0      0.0     5.1    77.7    23.2       1.8        4.7        34.8
MAS Technology Limited              0.0       NM     5.0    90.4    81.1       1.6        1.4        28.2
Celcore Inc.                         NM       NM     6.6   175.1   301.0       4.1       95.4        19.9
C&S Hybrid Inc.                    10.8      0.3     2.2    65.7    70.5       3.1       10.1        20.0
Magnum Microwave Corporation       11.6      0.4     2.2    42.7    22.0       2.2        3.7        34.5
M/A-Com, Inc.                      39.6      2.4     1.6    64.2    20.5       0.6        4.6        24.6
MIC Technology Corporation         45.2      0.7     1.3    49.7    25.2       0.9        3.2        22.1
Microwave Networks Inc.             7.7      0.3     2.3    79.1   115.8       0.9        2.8        33.9
----------------------------------------------------------------------------------------------------------
High                               45.2%    2.4x     6.6   175.1   301.0      5.2x       95.4%       34.8%
Median                             10.8      0.4     2.3    71.7    47.9       1.7        4.2        23.4
Mean                               17.5      0.9     3.1    74.6    79.9       2.1       15.5        23.4
Low                                 0.0      0.0     1.3     0.0     0.0       0.6        0.0         0.2
----------------------------------------------------------------------------------------------------------

NM:   Not Meaningful.

Note: EBITDA adjusted for unusual and nonrecurring items.

      Debt includes long term debt, short term debt and current portion of long term debt.

      Total Cap. equals debt plus book value of equity.

      All information based on last twelve months.


CIBC [LOGO]
World Markets                                                                 42

                                              PROJECT JUSTICE | OCTOBER 25, 1999

                         E Discounted Cash Flow Analysis


CIBC [LOGO]
World Markets

DISCOUNTED CASH FLOW ANALYSIS
================================================================================

Terminal EBITDA Multiple

(Figures in Thousands, Except per Share Data)

                                                                   Projected
                                      ------------------------------------------------------------------
Fiscal Year End 12/31                   2000          2001          2002          2003          2004
                                      -----------  ------------  ------------  ------------  -----------
Revenues                              $111,000.0    $144,000.0    $180,000.0    $216,000.0    $259,200.0
EBITDA                                  11,406.0      15,791.1      19,738.9      23,686.7      28,424.0
Less: Depreciation & Amortization       (2,083.0)     (2,708.0)     (3,814.4)     (4,845.6)     (5,916.3)
                                      ----------    ----------    ----------    ----------    ----------
EBIT                                     9,323.0      13,083.1      15,924.5      18,841.0      22,507.7
Less: Income Taxes @ 40.0%              (3,729.2)     (5,233.2)     (6,369.8)     (7,536.4)     (9,003.1)
                                      ----------    ----------    ----------    ----------    ----------
   Unlevered After-Tax Income            5,593.8       7,849.9       9,554.7      11,304.6      13,504.6

Plus: Depreciation & Amortization        2,083.0       2,708.0       3,814.4       4,845.6       5,916.3
Less: Capital Expenditures              (4,500.0)     (5,500.0)     (6,875.0)     (8,250.0)     (8,565.1)
Less: Working Capital Investment        (1,648.7)     (2,196.4)     (2,382.8)     (2,382.8)     (2,859.4)
                                      ----------    ----------    ----------    ----------    ----------
   Free Cash Flow                       $1,528.1      $2,861.5      $4,111.3      $5,517.4      $7,996.4
                                      ==========    ==========    ==========    ==========    ==========


Terminal value Based on EBITDA Multiple
                                                        --------------------------------------------------------------------------
Exit Multiple In Year 5 (2004)                                     7.0 x EBITDA                           8.0 x EBITDA
                                                        --------------------------------------------------------------------------
                                                        20.0%        25.0%        30.0%        20.0%        25.0%        30.0%
                                                       ----------   ----------   ----------   ----------   ----------   ----------

Discounted Free Cash Flows 2000 - 2004                  $11,514.1    $10,039.0     $8,825.4    $11,514.1    $10,039.0     $8,825.4
Discounted Terminal Value                                79,960.8     65,197.8     53,587.9     91,383.7     74,511.8     61,243.3
                                                       ----------   ----------   ----------   ----------   ----------   ----------
   Firm Value                                            91,474.9     75,236.8     62,413.3    102,897.9     84,550.8     70,068.7

Less: Debt, Preferred & Minority Interest @ 09/30/99          0.0          0.0          0.0          0.0          0.0          0.0
Plus: Cash @ 09/30/99                                        45.1         45.1         45.1         45.1         45.1         45.1
                                                       ----------   ----------   ----------   ----------   ----------   ----------
   Implied Equity Value                                 $91,520.0    $75,281.9    $62,458.4   $102,943.0    $84,595.9    $70,113.8
                                                       ==========   ==========   ==========   ==========   ==========   ==========

Terminal value Based on EBITDA Multiple
                                                        ------------------------------------
Exit Multiple In Year 5 (2004)                                      9.0 x EBITDA
                                                        ------------------------------------
                                                         20.0%        25.0%        30.0%
                                                       -----------   ----------   ----------

Discounted Free Cash Flows 2000 - 2004                   $11,514.1    $10,039.0     $8,825.4
Discounted Terminal Value                                102,806.7     83,825.8     68,898.7
                                                       -----------   ----------   ----------
   Firm Value                                            114,320.8     93,864.8     77,724.1

Less: Debt, Preferred & Minority Interest @ 09/30/99           0.0          0.0          0.0
Plus: Cash @ 09/30/99                                         45.1         45.1         45.1
                                                       -----------   ----------   ----------
   Implied Equity Value                                 $114,365.9    $93,909.9    $77,769.2
                                                       ===========   ==========   ==========

-----------------------------------
Shares Outstanding          7,895.0
-----------------------------------

                                          --------------------------------------
                                           Equity Value Based on EBITDA Multiple
                                          --------------------------------------
                                                       EBITDA Terminal Multiple
                                          Discount   ---------------------------
                                            Rate     7.0x      8.0x      9.0x
                                          --------   -------   -------   -------
                                          20.0%       $11.59    $13.04    $14.49
                                          25.0%        $9.54    $10.72    $11.89
                                          30.0%        $7.91     $8.88     $9.85
                                          --------------------------------------

--------------------------------------------------------------------------------
Reference Range Per Share                      $7.91        $11.20        $14.49
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Equity Reference Range                       $62,458       $88,412      $114,366
--------------------------------------------------------------------------------

(1) Source: Management estimates


CIBC [LOGO]
World Markets                                                                 43

                                              PROJECT JUSTICE | OCTOBER 25, 1999

DISCOUNTED CASH FLOW ANALYSIS
================================================================================

Weighted Average Cost of Capital

(Figures in Thousands, Except per Share Data)

--------------------------------------------------------------------------------
Assumptions
--------------------------------------------------------------------------------

Risk Free Rate(1)                                                           6.1%
Market Risk Premium(2)                                                     13.2%
Marginal Tax Rate                                                          36.0%
Cost of Target Debt                                                         8.0%

--------------------------------------------------------------------------------
Bloomberg Reported Betas(3)
--------------------------------------------------------------------------------

Allen Telecom                                                               1.00
Aeroflex                                                                    1.42
Celeritek                                                                   1.19
EMS Technologies                                                            0.84
Powerwave Technologies                                                      1.71
Remec                                                                       1.16
Sawtek                                                                      1.25
Spectrian Corporation                                                       0.90

--------------------------------------------------------------------------------
Warrior                                                                     0.91
--------------------------------------------------------------------------------

                        Levered   Mkt. Val.   Book Val.   Book Val.    BV Debt/   BV Pref.     Unlevered
Unlevered Betas          Beta     Equity      Debt        Preferred   MV Equity   MV Equity       Beta
---------------         -------   ---------   ---------   ---------   ---------   ---------    ---------
Allen Telecom            1.00     $250,257    $120,024           $0     48.0%       0.0%          0.77
Aeroflex                 1.42      105,687      34,699            0     32.8%       0.0%          1.17
Celeritek                1.19       41,519       1,828            0      4.4%       0.0%          1.16
EMS Technologies         0.84       75,657      41,082            0     54.3%       0.0%          0.62
Powerwave Technologies   1.71    1,082,282         392            0      0.0%       0.0%          1.71
Remec                    1.16      285,005           0            0      0.0%       0.0%          1.16
Sawtek                   1.25      924,140       2,287            0      0.2%       0.0%          1.25
Spectrian Corporation    0.90      305,610       6,226            0      2.0%       0.0%          0.89

--------------------------------------------------------------------------------------------------------
Mean                     1.18     $383,770     $25,817           $0     17.7%       0.0%          1.09
--------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Cost of Equity Estimate
--------------------------------------------------------------------------------

Unlevered Beta                                                             1.09
Target BV Debt/MV Equity                                                   17.7%
Target BV Preferred/MV Equity                                               0.0%
Levered Beta                                                               1.21
Risk Free Rate                                                              6.1%
Risk Premium                                                               13.2%

--------------------------------------------------------------------------------
                                                                           22.2%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
WACC Estimate
--------------------------------------------------------------------------------

Mean BV Debt/MV Equity                                                     17.7%
Mean BV Debt/Total Market Capitalization                                    6.7%
Mean MV Equity/Total Market Capitalization                                 93.3%
Cost of Debt                                                                8.0%
Cost of Equity                                                             22.2%

--------------------------------------------------------------------------------
WACC                                                                       21.2%
--------------------------------------------------------------------------------

Notes:
----------
(1)   Based on 30 year U.S. treasury bond rate.

(2) Source: Ibbotson arithmetic market premium, 1926 - 1998 plus Micro-cap premium.

(3) Company Betas are based on weekly data points over the past 2 years as per Bloomberg


CIBC [LOGO]
World Markets                                                                 44